EXHIBIT 10.2C

HSBC BANK MIDDLE EAST LIMITED

GENERAL TERMS AND CONDITIONS
APPLICABLE TO CORPORATE BANKING CREDIT FACILITIES

Effective from 1 January 2022.

These general terms and conditions (hereinafter the “Terms and Conditions”) shall apply to each Facility (as defined below) made available to a Customer (as defined below) pursuant to a Facility Offer Letter (as defined below) unless expressly excluded in a Facility Offer Letter. These Terms and Conditions shall be read in conjunction with the provisions of the relevant Facility Offer Letter.

Contents

1	Definitions and Interpretation
2	Uncommitted Facilities, Drawdown request, on-demand repayment
3	Purpose
4	Representations and Warranties
5	Undertakings
6	Payments
7	Severability
8	Set-Off
9	Security
10	Review
11	Fees Costs and Expenses
12	Currency Indemnity and Facility Currency
13	Changes in Circumstances
14	Force Majeure
15	No Waiver
16	Joint and Several Liability
17	Benefit of Agreement
18	Assignment
19	Limitation Periods
20	Communications
21	Amendments and Termination
22	Examination of Statements of Account
23	Material Interests
24	Financial Crime Risk Management Activity
25	Confidentiality
26	Governing Law and Jurisdiction

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1	Definitions and Interpretation

1.1
Unless otherwise indicated, capitalised terms used herein shall have the meaning ascribed to such terms in the Facility Offer Letter. In these Terms and Conditions: Account means each account that the Customer holds with the Bank from time to time.

AED or dirham denote the lawful currency of the United Arab Emirates.

Alternative Currency means such currency, other than the Facility Currency, in which the Bank may agree to provide some or all of the Facilities from time to time. Aggregate Limit has the meaning ascribed to it in the Facility Offer Letter.

Applicable Rate means, in respect of a Facility:

a.	the “Interest Rate” applicable to such Facility as stipulated in the Facility Offer Letter; or
b.	if no “Interest Rate” is stipulated for such Facility in the Facility Offer Letter, the interest rate stipulated in the then current Tariff of Charges.

Authorisation means an authorization, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

Authorities means judicial, regulatory, public or government agency authorities, Tax Authorities, securities or futures exchange, or law enforcement bodies having jurisdiction over any member of the HSBC Group, or any agents thereof.

Availability Period means, in respect of a Facility:

a.	the period defined as the “Availability Period” for such Facility in the Facility Offer Letter; or
b.
if no Availability Period for such Facility is specified in the Facility Offer Letter, the period from the date of the Facility Offer Letter until the earlier of (i) the date on which the Credit Limit (or, if a Sub-Limit applies, such Sub-Limit) of the Facility has been reached; and (ii) the date on which the Bank notifies the Customer that the Facility has been cancelled, or otherwise withdrawn pursuant to the Facility Documents.

Bank means HSBC BANK MIDDLE EAST LIMITED acting through its branches in the Country.

Banking Day has the meaning ascribed to it in the Schedule (Overnight SOFR) or the Schedule (Term SOFR), as applicable, to the Facility Offer Letter in respect of a Facility in dollars, the Schedule (Overnight SONIA) or the Schedule (Term SONIA), as applicable to the Facility Offer Letter in respect of a Facility in sterling, the Schedule (Swiss Franc Facilities) to the Facility Offer Letter in respect of a Facility in Swiss francs and the Schedule (Overnight TONAR) or the Schedule (TORF Reference Rate), as applicable to the Facility Offer Letter in respect of a Facility in Japanese yen.

Base Rate means, in relation to any utilisation in sterling, the Bank of England’s Bank Rate as published by the Bank of England from time to time, provided that if such rate is less than zero, it shall be deemed to be zero.

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Break Costs (other than in respect of a Facility for which the Reference Rate is an Overnight Rate) means the amount (if any) by which: (a) the interest (excluding the Margin) which the Bank should have received for the period from the date of receipt of all or any part of a Loan to the last day of the current Interest Period in respect of that Loan, had the principal amount been paid on the last day of that Interest Period; exceeds (b) the amount which the Bank would be able to obtain by placing an amount equal to the principal amount received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

Business Day means:
a.	for the purpose of ascertaining the Fixing Date for EIBOR, a day on which banks are generally open for business in Dubai;
b.	for the purpose of ascertaining the Fixing Date for EURIBOR, a TARGET Day;
c.	for the purpose of ascertaining the Fixing Date for TIBOR, a day other than a Saturday or Sunday on which banks are open for general business in Tokyo;
d.
for the purpose of a Loan for which the Reference Rate is an Overnight Rate, in relation to the determination of the first day or the last day of an Interest Period or otherwise in relation to the determination of the length of such an Interest Period, a Banking Day relating to that Loan;

e.
in relation to payments (other than payments in euro), a day on which commercial banks and FX markets are generally open for business in the principal financial centre for the currency of such payment;

f.	in relation to payments in euro, a TARGET Day; and
g.	in relation to notices or other communications, a day on which commercial banks and FX markets are generally open for business in the country of the recipient of such notice or other communication.

Central Bank Rate means:
a.	for a Facility in dollars, the “Central Bank Rate” as specified in the Schedule (Overnight SOFR) or the Schedule (Term SOFR), as applicable to the Facility Offer Letter;
b.	for a Facility in sterling, the “Bank of England Bank Rate” as specified in the Schedule (Overnight SONIA) or the Schedule (Term SONIA), as applicable to the Facility Offer Letter;
c.	for a Facility in euro, the “European Central Bank Rate” as specified in the Facility Offer Letter;
d.	for a Facility in Swiss francs, the “Central Bank Rate” as specified in the Schedule (Swiss Franc Facilities) to the Facility Offer Letter; and
e.	for a Facility in Japanese yen, the Central Bank Rate” as specified in the Schedule (Overnight TONAR) or the Schedule (TOFR), as applicable to the Facility Offer Letter.

CHF or Swiss Franc denote the lawful currency of the Swiss Confederation.

Compliance Obligations means the obligations of any member of the HSBC Group to comply with: (a) any Laws or international guidance and internal policies or procedures, (b) any valid demand from an Authority or reporting, regulatory trade reporting, disclosure or other obligations under any Law and (c) Laws requiring the Bank to verify the identity of its Customers.

Confidential Information means non-public information.

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Contingent Facility means each Facility for which the Bank, pursuant to the Facility Documents, has the right to require cash collateral.

Controlling Persons shall have the meaning as defined under local or foreign tax laws, regulatory guidance or intergovernmental agreements or intergovernmental cooperation agreements.

Country means the United Arab Emirates.

Credit Limit has the meaning set out in the Facility Offer Letter.

Customer means the entity to whom the Bank offered to make available a Facility and identified as such in the Facility Offer Letter.

Customer Information means Personal Data, Confidential Information and/or Tax Information.

Default Interest Rate means, in respect of any Facility:
a.
the interest rate stipulated in the Facility Offer Letter to be applicable to any sum due, but unpaid, to the Bank under the Facility Documents, as shall be calculated by the Bank on a daily basis for the period in which such sum remains unpaid and which shall be payable by the Customer on demand; or

b.	if no such interest rate is stipulated in the Facility Offer Letter, the rate stipulated in the then current Tariff of Charges.

Dispute means any dispute arising out of or in connection with a Facility or any of the Facility Documents, including any dispute relating to the existence, validity or termination of the Facility Documents (or any part thereof) or any non-contractual rights or obligations arising from or in connection with the Facility Documents.

Drawdown means a utilisation of all or any part of a Facility.

ECB Rate means in relation to any utilisation in euro the fixed rate for the main refinancing operations of the European Central Bank, or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank, each as published by the European Central Bank from time to time provided that if in either case such rate is less than zero, it shall be deemed to be zero.

Effective Date has the meaning set out in clause 22.7 below.

EIBOR means, in relation to any Facility denominated in United Arab Emirates dirhams, the applicable Screen Rate as of the Specified Time on the relevant Fixing Date and for a period equal in length to the Interest Period of that Drawdown.

Entity Status Information means any information relating to a corporate entity, including but not limited to, its ‘Substantial Owners’ or ‘Controlling Persons’ (as appropriate), its place of organisation, tax residence status, forms W9, W8-BEN-E as appropriate and if applicable, a ‘self-certification’ form (as defined under local law, under an intergovernmental agreement with the United States of America or another Tax Authority) or other documentation as may be required to establish the entity’s status.

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EURIBOR means, in relation to any Facility denominated in euro, the applicable Screen Rate as of the Specified Time on the relevant Fixing Date and for a period equal in length to the Interest Period of that Drawdown.

EUR or euro denote the single currency of each member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

Facility Documents means the Facility Offer Letter, these Terms and Conditions, the Security Agreements, the Standard Trade Terms and the related documents referred to therein and any other documents designated as such by the Bank.

Facility means each corporate banking credit facility listed in the Facility Offer Letter.

Facility Currency means the currency for a Facility stipulated in the Facility Offer Letter.

Facility Currency Equivalent means, in respect of any amount denominated in an Alternative Currency, such amount in the Facility Currency as shall be calculated by reference to the Bank’s then current spot rate of exchange for the sale of the relevant currency of denomination against the Facility Currency.

Facility Offer Letter means the facility offer letter entered into between the Bank and the Customer containing, among other things, the details of each Facility and incorporating these Terms and Conditions as amended, restated, varied or supplemented from time to time.

Financial Crime means money laundering, terrorist financing, bribery, corruption, tax evasion, fraud, evasion of economic or trade sanctions, and/or violations, or attempts to circumvent or violate any Laws or regulations relating to these matters.

Final Repayment Date means, in respect of a Facility, the date defined as such in the Facility Offer Letter.

Financial Crime Risk Management Activity has the meaning set out in clause 24.1 below.

Financial Information means any financial or other documentation or information relating to the Customer or any Account including but not limited to account names, numbers and references, values, gains, losses, credits, withdrawals, balances, transfers and associated instructions from time to time.

Fixing Date means:
a.	for Facilities other than Overdraft Facilities, two Business Days prior to (i) the relevant Drawdown date and (ii) the first day of each Interest Period thereafter; and
b.	for Overdraft Facilities, two Business Days prior to the first day of each Interest Period.

FX means foreign exchange.

FX Contract means a FX Forward Contract or a FX Spot Contract.

FX Forward Contract means a binding agreement with the Bank for the purchase or sale of a specified amount of one currency for another at an agreed price for settlement on a specified date in the future.

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FX Spot Contract means a binding agreement with the Bank for the purchase or sale of a specified amount of one currency for another at the current exchange rate for immediate settlement.

GBP and sterling denote the lawful currency of the United Kingdom.

HSBC Group means HSBC Holdings plc, its affiliates, direct and indirect subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches and “member of the HSBC Group” shall be construed accordingly.

Indebtedness means any indebtedness for or in respect of issuance of bonds, any moneys borrowed and debit balances at banks or financial institutions including any obligation (whether incurred as principal or surety) for the payment or repayment of moneys, whether present or future, actual or contingent.

Information means Personal Data and Tax Information.

Insolvent means any of the following:
a.	the Customer is unable or admits inability to pay its debts as they fall due;
b.	the Customer is deemed, or is declared, to be unable to pay its debts under any applicable Laws;
c.	the Customer suspends or threatens to suspend making payments on any of its debts;
d.	by reason of actual or anticipated financial difficulties, the Customer commences negotiations with one or more of its creditors with a view to rescheduling any of its Indebtedness;
e.	a resolution is passed for the Customer’s voluntary winding up;
f.	any court orders that the Customer is bankrupt or insolvent, or otherwise notifies the Bank that the Customer is subject to any form of bankruptcy or insolvency proceedings;
g.	a petition for a bankruptcy order (or any equivalent) is presented against the Customer;
h.
any corporate action, legal proceedings or other procedure or step is taken in relation to the suspension of payments, a moratorium of any Indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) in respect of the Customer; or

i.
any court appoints a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer over the Customer or any of its assets, or any analogous procedure or step is taken in any jurisdiction.

Interest Period means:
a.
for a Facility (including any Term Loan Facility and any Revolving Loan Facility) other than an Overdraft Facility or a Trade Finance Facility, the period as specified in the applicable Facility Offer Letter and, to the extent applicable, further defined in the applicable Term Loan Agreement and/or the applicable Revolving Loan Agreement;

b.	for an Overdraft Facility, each calendar month beginning on and including the first day of the month; and
c.	for a Trade Finance Facility, each period for which interest accrues in accordance with the Standard Trade Terms.

JPY and Japanese yen, denote the lawful currency of Japan.

Law means any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court and the term regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, selfregulatory or other authority or organisation.

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Loan means a loan made or to be made under a Facility or the principal amount outstanding for the time being of that loan.

Loss means any claims, charges, costs (including, but not limited to, any legal or other professional costs), damages, debts, expenses, Taxes, liabilities, and any other payments or losses of any kind (including, but not limited to, any currency or exchange loss), obligations, allegations, suits, actions, demands, causes of action, proceedings or judgments of any kind however calculated or caused, and whether direct or indirect, consequential or incidental.

Margin has the meaning ascribed to it in the Facility Offer Letter.

Mid-Point Fed Funds Target Rate means, in relation to any utilisation in dollars for any day, (a) the short-term interest rate target set by the U.S. Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or (b) if that target is not a single figure, the arithmetic mean of: (i) the upper bound of the short-term interest rate target range set by the U.S. Federal Open Market Committee and published by the Federal Reserve Bank of New York; and (ii) the lower bound of that target range provided that if in either case such rate is less than zero, it shall be deemed to be zero.

Overnight Rate has the meaning given to it in the Schedule (Overnight SOFR) to the Facility Offer Letter in respect of a Facility in dollars, the Schedule (Overnight SONIA) to the Facility Offer Letter in respect of a Facility in sterling, the Schedule (Swiss Franc Facilities) to the Facility Offer Letter in respect of a Facility in Swiss francs and the Schedule (Overnight TONAR) to the Facility Offer Letter in respect of a Facility in Japanese yen, as applicable.

Personal Data means any information concerning an individual or an entity and allowing the identification of that individual or entity, including potentially sensitive personal data.

Reference Rate has the meaning ascribed to it in the Facility Offer Letter.

Review means the periodic review by the Bank of the terms and conditions of the Facilities and the Facility Documents.

Review Fee means the fee payable by the Customer to the Bank pursuant to clause 10 below.

Revolving Loan Agreement means the agreement executed between the Bank and the Customer setting out the term and conditions pursuant to which the Bank is available to provide the Revolving Loan Facility to the Customer.

Revolving Loan Facility means any Facility defined as such in the Facility Offer Letter and whose terms and conditions are set forth in the Revolving Loan Agreement. SARON Screen Rate has the meaning ascribed to it in the Schedule (Swiss Franc Facilities) to the Facility Offer Letter.

Screen Rate means:
a.
in relation to EIBOR, the Emirates interbank offered rate administered by the Central Bank of the United Arab Emirates (or any other person which takes over the administration of that rate) for dirhams and the relevant period displayed on www.centralbank.ae (or any replacement Central Bank of United Arab Emirates page which displays that rate or on the appropriate page of such other information service which publishes that rate from time to time in place of the Central Bank of the United Arab Emirates);

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b.
in relation to EURIBOR, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for a period equal to the Interest Period, as displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or on the appropriate page of such information service which publishes that rate from time to time in place of Thomson Reuters. If such page ceases to be available, the Bank (after consultation with the Customer) may specify another page or service displaying the appropriate rate;

c.
in relation to TIBOR, the Tokyo interbank offered rate administered by Ippan Shadan Hojin JBA TIBOR Administration (or any other person which takes over the administration of that rate) for a period equal to the Interest Period, as displayed on the appropriate page of the Thomson Reuters screen and designated as Japanese Yen TIBOR provided that if the screen page is replaced, not available or such service ceases to be available, the Bank may specify another page or service displaying the appropriate rate.

Security means any mortgage, charge, pledge, lien or other security interest securing any obligation of the Customer or any other agreement or arrangement having a similar effect provided by a person as security for the Customer’s obligations pursuant to the Facility Documents including the security granted pursuant to any Security Agreements and any collateral provided pursuant to clause 9.2 below.

Security Agreement means each document listed as such in the Facility Offer Letter.

Services means (without limitation) (a) the opening and maintaining of the Customer’s accounts, (b) the provision of credit facilities and other banking products and services to the Customer, including securities dealing, investment advisory, broker, agency, custodian, clearing or technology procuring services, and (c) the maintenance of the Bank’s overall relationship with the Customer, including marketing or promoting the Services or other financial services or related products to the Customer.
SNB Policy Rate has the meaning ascribed to the term “Central Bank Rate” in the Schedule (Swiss Franc Facilities) to the Facility Offer Letter.

SOFR Screen Rate has the meaning ascribed to it in the Schedule (Overnight SOFR) to the Facility Offer Letter.

SONIA Screen Rate has the meaning ascribed to it in the Schedule (Overnight SONIA) to the Facility Offer Letter.

Specified Time means:
a.	in relation to EIBOR, 12:00 pm Dubai time, on the relevant Fixing Date;
b.	in relation to EURIBOR, 11:00 am Brussels time, on the relevant Fixing Date;
c.	in relation to TIBOR, 11:00 am Tokyo time, on the relevant Fixing Date.
Standard Trade Terms means
a.
the Bank’s standard trade product terms (as amended from time to time) a copy of which has been or will be provided by the Bank to the Customer or which can be accessed, read and printed by the Customer available at http://www.gbm.hsbc.com/gtrfstt; or (as the case may be);

b.
those Bank standard trade product terms and conditions set out in the applicable “Trade Financing General Agreement” executed or to be executed between the Customer and the Bank before the Customer can utilise any Trade Finance Facility availed under the Facility Offer Letter.

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Substantial Owner shall have the meaning as defined under local or foreign tax laws, regulatory guidance or intergovernmental agreements or intergovernmental cooperation agreements

Sub-Limit means, in relation to a Facility, the “Sub-Limit” for such Facility as set out in the Facility Offer Letter.

TARGET2 means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.

TARGET Day means any day on which TARGET2 is open for the settlement of payments in euro.

Tariff of Charges means the Bank’s “Corporate Banking Tariff of Charges” as amended from time to time and available at the Bank’s corporate branches, and/or for download from the Website, as the case may be.

Tax means any tax, levy, impost, duty, or other charge or any other deduction, withholding or retention of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

Tax Authority means domestic or foreign tax, revenue, fiscal or monetary authorities.

Tax Information means:
a.
in respect of an individual customer, any documentation or information relating to an individual, an individual’s identity or tax status including but not limited to an individual’s name(s), residential address(es), age, date of birth, place of birth, nationality, citizenship, tax residence, domicile for tax purposes, tax identification number (if appropriate) personal and marital status, and shall include where applicable Forms W9 and W8-BEN, as issued by the Internal Revenue Service of the United States of America as amended, supplemented or substituted from time to time, or a self-certification form as defined under local or foreign laws, regulatory guidance, intergovernmental agreements or intergovernmental cooperation agreements; or

b.
in respect of a customer that is an entity, any documentation or information for the entity or the entity’s individual beneficial owner, “Substantial Owners” or “Controlling Persons” relating, directly or indirectly, to (i) Entity Status Information; or (ii) an individual or an individual’s identity or tax status (where such individual is a “Controlling Person”, “Substantial Owner” or beneficial owner of a designated account), including but not limited to such individual’s name(s), residential address(es), age, date of birth, place of birth, nationality, citizenship, tax residence, domicile for tax purposes, tax identification number (if appropriate) personal and marital status and (where applicable) Forms W9 and W8-BEN, maintain, disclose and report tax and account specific Financial Information to any local or foreign tax or fiscal authority.

Terms and Conditions means these “General Terms and Conditions Applicable to Corporate Banking Credit Facilities” (together with any relevant Appendices) as they are amended, restated, varied, supplemented, novated, superseded or otherwise changed with any updated version being notified to the Customer prior to its taking effect in accordance with clause Error! Reference source not found. below.

Term Loan Agreement means the agreement executed between the Bank and the Customer setting out the terms and conditions pursuant to which the Bank is available to provide the Term Loan Facility to the Customer.

Term Loan Facility means any Facility defined as such in the Facility Offer Letter and whose terms and conditions are set forth in the Term Loan Agreement.

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Term SOFR Reference Rate has the meaning ascribed to it in the Schedule (Term SOFR) to the Facility Offer Letter.

Term SOFR Screen Rate has the meaning ascribed to it in the Schedule (Term SOFR) to the Facility Offer Letter.

Term SONIA Rate has the meaning ascribed to it in the Schedule (Term SONIA) to the Facility Offer Letter.

Term SONIA Screen Rate has the meaning ascribed to it in the Schedule (Term SONIA) to the Facility Offer Letter

TIBOR means, in relation to any Facility denominated in Japanese yen, the applicable Screen Rate as of the Specified Time on the relevant Fixing Date and for a period equal in length to the Interest Period of that Drawdown.

TONAR Screen Rate has the meaning ascribed to it in the Schedule (Overnight TONAR) to the Facility Offer Letter.

TORF Reference Rate has the meaning ascribed to it in the Schedule (TORF Reference Rate) to the Facility Offer Letter.

TORF Screen Rate has the meaning ascribed to it in the Schedule (TORF Reference Rate) to the Facility Offer Letter.

Trade Finance Facility means any Facility which is identified in the Facility Offer Letter as subject to the Standard Trade Terms. USD and dollars denote the lawful currency of the United States of America. Website means the Bank’s website located at www.hsbc.com.ae

1.2	Interpretation:
a.	All references to dates and times shall be to the Gregorian calendar and the time of the Country, respectively.
b.
Any reference to a “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month (and any reference to “months” shall be construed accordingly) provided however that, if a period starts on the last Business Day in a calendar month and there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that calendar month.

c.
Any reference to a person or persons means any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality).

d.	Unless otherwise specified, any reference to a clause is a reference to a clause within these Terms and Conditions.
e.	References to the singular include the plural and vice versa.
f.
In the event of any conflict between these Terms and Conditions and any special terms and conditions set out in the Facility Offer Letter, or any other related agreement thereto, then those other terms and conditions shall prevail.

g.	Any references to “includes” or “including” shall be a reference to includes or including without limitation.
h.	Any references to a central bank rate shall include any successor rate to, or replacement for, that rate.
i.	Any references to a page or screen of an information service displaying a rate shall include:
i.	any replacement of that information service which displays that rate; and

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ii.
the appropriate page of such other information service which publishes that rate from time to time in place of that information service, and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Bank after consultation with the Customer.

1.3
Notwithstanding any applicable Law, a person (other than a member of the HSBC Group) who is not a party to the Facility Documents has no right to enforce or enjoy the benefit of any term of the Facility Documents.

2	Uncommitted Facilities, Drawdown request, on-demand repayment

2.1
The Customer may submit a Drawdown request for a Facility only upon the Bank confirming that it has received all of the documents and other evidence listed in the Facility Documents, each in form and substance satisfactory to the Bank.

2.2	Without prejudice to clause 2.3 below, a Drawdown request is irrevocable and shall be considered as duly submitted if:
(a)	the proposed Drawdown date for the Facility is a Business Day within the Availability Period;
(b)	the amounts already utilized under a Facility together with the amount of the proposed Drawdown do not cause the Aggregate Limit, or a Credit Limit, or a Sub-Limit to be exceeded;
(c)	the requested Drawdown is in the Facility Currency, or if the Bank has provided its prior written consent to an Alternative Currency for a specific Drawdown, in that Alternative Currency; and
(d)	the Customer has delivered all the documents requested in the relevant Facility Documents for the purpose of the proposed Drawdown.

2.3
The Customer expressly acknowledges and agrees that, unless otherwise indicated in a Facility Document, all Facilities shall be deemed uncommitted and repayable on-demand. As a consequence, the Bank may in its sole and absolute discretion: a. accept or reject a Drawdown request;

b.	cancel or reduce all or any of the unutilized Facilities; and
c.
demand immediate repayment in full or in part of any amounts outstanding in respect of such Facilities at any time after the Customer has become insolvent or has breached any provisions of any Facility Document,

d.	demand repayment in full or in part of any amounts outstanding in respect of such Facilities upon the expiry of 30 days’ notice having been given by the Bank; and/or
e.
demand that a cash deposit be placed with the Bank by the Customer as full collateral to cover all contingent or unmatured liabilities of the Customer to the Bank hereunder (as determined by the Bank).

2.4
The Customer further acknowledges and agrees that, by submitting a Drawdown request, the Customer confirms that the representations and warranties listed in clause 4 below are true and accurate and will remain so as at the Drawdown date.

3	Purpose
The Customer shall apply all amounts borrowed under a Facility towards the purpose stipulated for such Facility in the Facility Offer Letter (and subject to the relevant laws of the Country, the Bank is not bound to monitor or verify the application of any amount borrowed pursuant to the Facilities).

4	Representations and warranties

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4.1	By countersigning the Facility Documents, the Customer represents and warrants to the Bank, on the date of the Facility Documents and on the dates set out in clause 4.2 below, that:
(a)	it is a corporation duly incorporated, registered and validly existing under the laws of the jurisdiction of incorporation;
(b)
it has the power to enter into, perform and deliver, and has taken all necessary actions for its entry into, performance and delivery of the Facility Documents and the obligations expressed to be assumed by it in the Facility Documents are legal, valid, binding and enforceable obligations;

(c)
the entry into and performance by it of the transactions contemplated by the Facility Documents do not and will not conflict with (i) any Law applicable to it, (ii) its constitutive documents or (iii) any agreement or instrument binding upon it or its assets;

(d)	all Authorisations required or desirable:
i.	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Facility Documents;
ii.	for the conduct of its business, trade and ordinary activities; and
iii.	to make the Facility Documents admissible in evidence in its jurisdiction of incorporation, have been obtained and are in full force and effect;
(e)	the choice of the governing law of the Facility Documents will be recognised and enforced in its jurisdiction of incorporation;
(f)	any judgment obtained in relation to the Facility Documents in the jurisdiction of the governing law of the Facility Documents will be recognised and enforced in its jurisdiction of incorporation;
(g)
it is not necessary that the Facility Documents, (except for any Security Agreement governed by the Laws of the Country), be filed, recorded or enrolled with any court or other authority in its jurisdiction of incorporation or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Facility Documents or the transactions contemplated thereby;

(h)	it is not Insolvent and has no reason to believe, after having made due enquiry, that it is likely to be Insolvent in the foreseeable future;
(i)
it has conducted its businesses in compliance with applicable anti-corruption laws, including the United Kingdom Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar Law in other jurisdictions (the “ABC Laws”) and has instituted and maintained policies and procedures designed to promote and achieve compliance with such ABC Laws;

(j)	it has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted;
(k)	the claims of the Bank against the Customer under the Facility Documents will at all times rank at least pari passu with the claims of creditors of all its unsecured unsubordinated Indebtedness;
(l)
no material litigation, arbitration or administrative proceeding (including any which relate to the bankruptcy, winding-up or dissolution of the Customer) before, by or of any court or governmental authority is pending or (as far as the Customer is aware) has been threatened against it or any of its assets;

(m)	no event or circumstance has occurred, or is continuing, in the last 180 days which might have a material adverse effect on the Customer’s business or financial condition;
(n)	all acts, conditions and things required to be done, fulfilled and performed in order to make the Facility Documents admissible in evidence have been or will be done, fulfilled and performed;
(o)
each of its employees, staff, directors, agents or any other person who has access to any electronic dealing platform provided by the Bank to the Customer has the authority, capacity and power to agree to such terms and conditions, pricing and any other obligations relevant to such transaction and to bind the Customer accordingly, whether agreed orally, electronically, online or in writing;

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(p)
the information supplied to the Bank in connection with the Facility Documents is true, complete and accurate in all material respects and the Customer is not aware of any facts or circumstances that have not been disclosed to the Bank and which might, if disclosed, adversely affect the decision of a person considering whether or not to provide the Customer with finance; and

(q)
neither it, nor any of its affiliates, any of its or its affiliates’ director or officer, or any employee, agent, is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are, (i) the target/subject of any sanctions administered or enforced by the United States Department of the Treasury’s Office of Foreign Assets Control, the United States Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Hong Kong Monetary Authority or the United Arab Emirates (collectively, “Sanctions”), or (ii) located , organised or resident in a country or territory that is, or whose government is, the target/subject of Sanctions, including the Crimea region, Cuba, Iran, North Korea and Syria, other than to the extent that such representation/warranty would result in a violation of Council Regulation (EC) No 2271/96, as amended.

4.2
The representations and warranties in clause 4.1 will be deemed to be repeated every day (i) during the Availability Period, (ii) when any amounts under any Facility remain outstanding and (iii) on the date of any Drawdown.

4.3	The Customer shall notify the Bank if at any time any representation or warranty in the Facility Documents (including those in clause 4.1 above) ceases to be correct.

5	Undertakings

5.1	Other than in the ordinary course of trading and on arms’ length terms, the Customer shall not:
(a)	enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset;
(b)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;
(c)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts;
(d)	give any guarantee or indemnity to, or for the benefit of, any person or otherwise assume any liability, actual or contingent, in respect of any obligation of any person; or
(e)
enter into any other preferential arrangement having a similar effect regardless of whether or not the arrangement or transaction is entered into primarily as a method of raising Indebtedness or of financing the acquisition of an asset.

5.2
The Customer shall maintain insurance on and in relation to its business and assets with such reputable underwriters or insurance companies (as agreed with the Bank (acting reasonably)) against such risks and to such extent as is usual for companies carrying on a business the same as or similar to that of the Customer. The Bank shall have the right to renew any of the Customer’s insurance policies on its own accord (and at the Customer’s cost and expense) if the renewed insurance policy is not submitted to the Bank one week before the expiry date of the existing insurance policy.

5.3	The Customer shall:
(a)	conduct its businesses in compliance with the applicable ABC Laws;
(b)	maintain policies and procedures designed to promote and achieve compliance with ABC Laws; and

HIGHLY RESTRICTED

(c)
not directly or indirectly, use the proceeds of any Drawdown, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person, (i) to fund any activities or business of or with any person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, (ii) in any other manner that would result in a violation of Sanctions by any person (including any person participating in the Drawdown, whether as underwriter, advisor, investor or otherwise), other than to the extent that such undertaking would conflict with Council Regulation (EC) No 2271/96, as amended; or (iii) for any purpose which would breach ABC Laws.

5.4	The Customer shall comply with its obligations described:
(a)	in respect of all Facilities, in the section “Further Conditions” in the Facility Offer Letter; and
(b)	in respect of each Facility, in the section “Conditions” for such Facility in the Facility Offer Letter.

6	Payments

6.1	The Reference Rate on any Drawdown is:

(a)	for Trade Finance Facilities, the percentage rate per annum determined by applying the relevant Reference Rate for a tenor to be determined as follows:

(i)	EIBOR Facilities

Drawdown Tenor	Reference Rate Tenor
less than two weeks	one week EIBOR
between two weeks and one month	one month EIBOR
more than one month and up to and including three months	three months EIBOR
more than three months	six months EIBOR

(ii)	EURIBOR Facilities

Drawdown Tenor	Reference Rate Tenor
up to and including one week	one week EURIBOR
more than one week and up to and including one month	one month EURIBOR
more than one month and up to and including three months	three months EURIBOR
more than three months and up to and including six months	six months EURIBOR
more than six months and up to and including twelve months	twelve months EURIBOR

(iii)	Term SONIA Rate Facilities

Drawdown Tenor	Reference Rate Tenor
up to and including one month	one month Term SONIA Screen Rate
more than one month and up to and including three months three months	three months Term SONIA Screen Rate
more than three months and up to and including six months	six months Term SONIA Screen Rate
more than six months and up to and including twelve months	twelve months Term SONIA Screen Rate

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(iv)	Term SOFR Reference Rate Facilities

Drawdown Tenor	Reference Rate Tenor
up to and including one month	one month Term SOFR Screen Rate
more than one month and up to and including three months three months	three months Term SOFR Screen Rate
more than three months and up to and including six months	six months Term SOFR Screen Rate
more than six months and up to and including twelve months	twelve months Term SOFR Screen Rate

(v)	TIBOR Facilities

Drawdown Tenor	Reference Rate Tenor
up to and including one week	one week TIBOR
more than one week and up to and including one month	one month TIBOR
more than one month and up to and including three months	three months TIBOR
more than three months and up to and including six months	six months TIBOR
more than six months and up to and including twelve months	twelve months TIBOR

(b)
for any other Facilities (including Term Loan Facilities, Revolving Loan Facilities or Trade Finance Facilities other than those set out above), the Reference Rate stipulated for the relevant Facility in the Facility Offer Letter.

6.2
All payments required to be made under the Facility Documents shall be made by the Customer in the Facility Currency on their respective due dates (or, if any such due date is not a Business Day, on the following Business Day, in which case any interest amount due on such date may be adjusted accordingly).

6.3
The Customer hereby (i) authorises the Bank to satisfy any payment obligation (including any amount of principal, interest, default interest, costs and expenses, and fees) when such amounts are due and payable under the Facility Documents by deducting such amounts from any Account and transferring such amounts to the Bank, provided that the Customer shall remain liable in respect of any such payment obligation until that obligation is discharged in full; (ii) acknowledges that any such deduction may entail the payment by the Customer of overdraft interest at the Informal Overdraft Rate (as defined in the Tariff of Charges).

6.4
Unless otherwise stated, all amounts payable pursuant to the Facility Documents are stated exclusive of value added, sales, use, goods and services, business, stamp or any similar Taxes that may be applicable. All such Taxes will be applied in accordance with applicable legislation and the Bank will issue valid invoices or other documents as appropriate.

6.5
The Customer shall make all payments to be made by it without any set-off, counterclaim, retention, deduction or withholding, unless such retention, deduction or withholding is required by law. If any retention, deduction or withholding is required by law (including on account of any Tax), the Customer must:

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(a)
increase the sum payable so that, after making the minimum retention deduction or withholding required, the Bank will receive and be entitled to retain a net sum at least equal to the sum that the Bank would have received had that retention, deduction or withholding not been made;

(b)
within 30 days of such payment, forward to the Bank the confirmation in writing from the relevant Tax Authority evidencing receipt by the relevant Tax Authority of that retention, deduction or withholding; and

(c)
pay to the Bank, promptly upon demand, an amount equal to the loss, liability or cost which the Bank determines will be or has been (directly or indirectly) suffered for or on account of Tax by the Bank in respect of the Facility Documents.

6.6	The value of any uncleared items standing to the credit of any Account shall not be used in the calculation of the outstanding amounts under the Aggregate Limit or applicable Credit Limit.

6.7
The payment obligations set out in the Facility Documents, or any related agreement, are in addition to any other guarantee, indemnity, assurance, pledge, lien, bill, note, mortgage, charge, debenture, or other Security, right, power or remedy now or hereafter held by, or available to, the Bank.

7	Severability
If, at any time, any provision of the Facility Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

8	Set-Off

8.1
In addition to any right of set-off to which the Bank may be entitled by Law, the Bank may set-off any matured obligation due from the Customer under the Facility Documents against any matured obligation owed by the Bank (or any member of the HSBC Group) to the Customer (including, any credit balances on any Account or any account of the Customer with any member of the HSBC Group, including any deposit account), regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Bank may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

8.2
The Customer agrees and confirms that the Bank (or any member of the HSBC Group) may realise as it sees fit any and all securities held by the Bank (or any member of the HSBC Group) on behalf of the Customer to exercise the Bank’s rights pursuant to clause 8.1 above.

9	Security

9.1
The performance by the Customer of each of its obligations (whether actual or contingent) pursuant to the Facility Documents shall be secured by the Security granted pursuant to the Security Agreement(s), if any.

9.2	The Bank may request that the Customer places or maintains cash deposits with the Bank to cover any contingent or unmatured liability of the Customer to the Bank.

HIGHLY RESTRICTED

9.3
The Customer shall, at its own expense, promptly take any action and execute any further documents which the Bank may require, at any time prior to the repayment and discharge of all obligations owing in respect of the Facility Documents, in order:

(a)
to perfect the Security created or intended to be created under or evidenced by the Security Agreements (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Security granted under the Security Agreements) or for the exercise of any rights, powers and remedies of the Bank provided by or pursuant to the Facility Documents and the Security Agreements or by Law;

(b)
to confer on the Bank, Security over any property and assets of the Customer located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Security Agreements; and

(c)	to facilitate the realisation of the assets which are, or are intended to be, the subject of the Security pursuant to the relevant Security Agreement.

10	Review

10.1	Each Facility (including the applicable Credit Limit and Sub-Limits), is subject to a Review on the Review Date.

10.2
If, as a result of any Review, the Bank proposes that any amendments should be made to the Facility Documents, such amendments will be confirmed in the amendment documentation which will be provided by the Bank to the Customer (and the Customer shall provide any documents and evidence required).

10.3
If the amendment documentation referred to in clause 10.2 above provides for a Review Fee, the Customer shall pay to the Bank the relevant Review Fee on-demand upon issuance of the amendment documentation.

10.4	If the Bank and the Customer cannot agree on the amendment documentation within 25 Business Days of the delivery of the proposed amendment documentation by the Bank to the Customer:
(a)	the Bank shall be entitled to cancel all or part of the Facilities whereupon all amounts outstanding under the affected Facilities shall be immediately due and payable; and
(b)
the Customer shall place cash deposits with the Bank on such terms and in such accounts as the Bank may require to cover any contingent or unmatured liability of the Customer to the Bank in respect of any Contingent Facility.

The rights of the Bank under this clause 10 are in addition to and shall not in any way prejudice any right of the Bank pursuant to clause 2.3 above

11	Fees, Costs and Expenses

11.1	The Customer shall, promptly on demand, pay to the Bank the amount of all costs, fees and expenses reasonably incurred by the Bank in connection with:
(a)	the negotiation, preparation and execution of the Facility Documents; and
(b)	any amendment to, waiver of or consent in respect of the Facility Documents.

11.2
The Customer shall, promptly on demand, pay to the Bank the amount of all costs, fees and expenses incurred by the Bank in connection with the preservation of or enforcement of the Bank’s rights under the Facility Documents or any related agreement and any proceedings instituted by or against the Bank as a consequence of taking or holding the Security pursuant to the Security Agreements or enforcing these rights including, but not limited to, legal costs (on a full indemnity basis), Taxes and all out-of-pocket expenses of the Bank in connection with the Facility Documents.

HIGHLY RESTRICTED

11.3	The Customer shall indemnify and hold the Bank harmless from and against all damages, loss, cost and liability incurred by the Bank in connection with the Bank having provided the Facilities.

11.4	Any amount (other than principal) payable by the Customer to the Bank pursuant to the Facility Documents shall be added to the principal amount outstanding under the Facility Documents.

11.5	The Customer shall pay to the Bank each fee referred to in the Facility Documents at the times and in the amount referred to in the Facility Documents.

11.6
The Customer further acknowledges and agrees that, if a Facility is prepaid (in full or in part) prior to its scheduled due date for repayment, the Bank will be entitled to charge the Customer the applicable Break Costs. The Customer shall pay any applicable Break Costs on-demand upon request of the Bank.

12	Currency Indemnity and Facility Currency

12.1	If any sum due from the Customer has to be converted from the currency (the “first currency”) in which such sum is payable into another currency (the “second currency”) for the purpose of:
(a)	making or filing a claim or proof against the Customer; or
(b)
obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, the Customer shall, as an independent obligation, within 3 Business Days of demand, indemnify the Bank against any cost, loss or liability relating to the conversion.

12.2	If the Customer requests any Drawdown under a Facility in an Alternative Currency, the Bank may, but shall be under no obligation to, provide such Drawdown.

12.3
If, due to a FX fluctuation (as calculated by the Bank based upon exchange rates determined in the Bank’s sole and absolute discretion) the amount outstanding under a Facility when converted into the Facility Currency exceeds the Aggregate Limit, Credit Limit or any Sub-Limit, the Customer shall:

(a)	immediately prepay the Facilities by an amount necessary to reduce the amounts outstanding under such Facility below the relevant limit; or
(b)
if agreed by the Bank, provide new Security or additional collateral under an existing Security Agreement, in either case, in form and substance satisfactory to the Bank within 5 Business Days of breach of the relevant limit.

13	Changes in Circumstances

13.1
If it becomes unlawful for the Bank or any member of the HSBC Group to perform any of its obligations as contemplated by the Facility Documents or to fund, issue or maintain any Drawdown, then the Facilities shall be immediately cancelled, and the Customer shall, on demand:

(a)	immediately repay all amounts outstanding under the Facility Documents (including any accrued interest); and
(b)
place cash deposits with the Bank on such terms and in such accounts as the Bank may require to cover any contingent or unmatured liability of the Customer to the Bank in respect of any Contingent Facility.

HIGHLY RESTRICTED

13.2	If, as a result of:
(a)
the introduction of or any change in (or in the interpretation, administration or application of) any Law including regulations relating to capital adequacy requirements (whether such interpretation, administration or application is by a government or regulator or the Bank) including: (i) any change in the credit rating (however determined) of the Customer; (ii) any change in the treatment, for capital adequacy purposes, of any applicable credit risk mitigants, including any change in any applicable loan to value ratio and any change in any Law affecting the enforceability of any applicable Security or other contractual arrangements; (iii) any voluntary change by the Bank from the standardised approach to the foundation internal ratings based (“IRB”) approach or from the foundation IRB approach to the advanced IRB approach or any mandatory change made by the Bank to any such approach at the request of a regulator; (iv) any voluntary change by the Bank to the methodology used by it in applying the foundation IRB approach or the advanced IRB approach or any mandatory change made by the Bank to that methodology at the request of a regulator or any other change in the credit risk rating approach of the Bank in either case giving rise to an adjustment; or (v) any operational risk charge; or

(b)	compliance with any Law made after the date of the Facility Documents, there is:
i.	a reduction in the rate of return from a Facility or of the Bank’s or any of the HSBC Group’s overall capital;
ii.	an additional or increased cost for advancing, maintaining or funding any of the Facilities; or
iii.
a reduction of any amount due and payable under the Facility Documents, the Customer shall, on demand, pay to the Bank an amount such that the Bank receives the rate of return on such Facility that it would have received but for the occurrence of any of the above.

13.3	Any amount payable by the Customer pursuant to clause 13.2 above is deemed to be a reimbursement of costs and shall not be treated as a payment of interest.

13.4	The Bank shall deliver to the Customer a certificate as to the amounts of any costs referred to in clause 13.2 and such certificate shall be conclusive evidence of such costs.

13.5
Nothing in the Facility Documents requires or will be deemed to require that the Bank discloses any information relating to the manner in which the Bank employs its capital or arranges its internal financial affairs.

14	Force Majeure
The Bank shall not be liable to the Customer for any damages, loss, cost or liability suffered by any person attributable in whole or part to any action by any government or government agency or to any other event or matter outside the Bank’s control including strikes, industrial action, natural disaster, equipment failure or interruption of power supplies provided that the Bank shall make efforts to give notice generally to its customers of any anticipated delays by placing notices in its branches.

15	No Waiver
No failure by the Bank to exercise, nor any delay by the Bank in exercising, any right or remedy under the Facility Documents shall operate as a waiver of any such right or remedy. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided for in the Facility Documents are cumulative and not exclusive of any rights or remedies provided by Law.

HIGHLY RESTRICTED

16	Joint and Several Liability
Where the Customer is more than one person, then unless stated otherwise in the Facility Documents:
(a)	the liability of each such person shall be joint and several and every agreement and undertaking therein shall be construed accordingly; and
(b)
the liability of any one such person thereunder to the Bank shall not be discharged or affected in any way by i) reason of the invalidity, voidability or unenforceability in respect of any other such person being a party to the Facility Documents or, any other Security which the Bank may hold in relation to the liabilities of the Customer hereunder or any part thereof; or, ii) the Bank’s releasing, discharging, compounding with or varying the liability hereunder of or, making any other arrangement with, any other such person.

17	Benefit of Agreement
The Facility Documents shall be binding upon and enure to the benefit of the Bank and the Customer and their successors, heirs and assigns (as may be the case).

18	Assignment

18.1	The Customer may not assign any of its rights or transfer any of its rights or obligations under the Facility Documents without the prior written consent of the Bank.

18.2	The Bank may assign any of its rights or transfer any of its rights and obligations under the Facility Documents to:
(a)
another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets; or

(b)	its successor following a merger, consolidation or disposal of all or substantially all of its share capital or assets or the business to which the Facility Documents relate;
(c)	any member of the HSBC Group; or
(d)	any other person with the Customer’s prior consent (which shall be deemed to be granted if not expressly refused within 5 Business Days from the request of the Bank).

19	Limitation Periods
No time for limitation of liability in respect of any rights arising under the Facility Documents or any related agreement shall begin to run in favour of the Customer until the Bank has made a written demand on the Customer, and if more than one demand has been made, then such period shall only commence from the date and to the extent of each such demand.

20	Communications

20.1
The Bank shall be entitled to rely on any instructions, correspondence or other communications, which it reasonably believes to be from any authorised person representing the Customer, and the Customer agrees to indemnify on demand the Bank against any damages, loss, cost or liability suffered by any person arising out of or in connection with the Bank acting in reliance on any such instructions or communication.

20.2	Any communication to be made under or in connection with the Facility Documents shall be made in writing, and unless otherwise stated, may be made by letter or SWIFT message.

HIGHLY RESTRICTED

20.3
The address and SWIFT address (and the department or officer, if any, for whose attention the communication is to be made) for any communication or document to be made or delivered under or in connection with the Facility Documents is that identified in respect of each of the Bank and the Customer in the Facility Offer Letter or any substitute address, SWIFT address or department or officer that the Bank or the Customer may notify to the other by not less than 5 Business Days’ notice.

20.4	Any communication or document made or delivered by the Bank to the Customer shall be deemed to have been made or delivered when:

(a)	in the case of any communication made by SWIFT message, despatched;
(b)	in the case of any communication made by letter and delivered by hand, left at the address of the Customer; and
(c)
in the case of any communication made by letter and delivered by first class courier within five (5) Business Days after being deposited with the first class courier, in an envelope addressed to the Customer at that address.

20.5	Any communication or document made or delivered by the Customer to the Bank shall be deemed to have been made or delivered when actually received by the applicable department or officer of the Bank.

21	Amendments and Termination

21.1
Subject to clauses 21.2 and 21.3 below and other than to the extent permitted by another term of the Facility Documents, no term of the Facility Documents may be amended or waived without the prior written consent of both the Bank and the Customer.

21.2
The Customer agrees with the Bank and acknowledges that the Bank may modify or rescind these Terms and Conditions so long as any modifications are posted on the Website prior to such changes taking effect.

21.3
The Bank may unilaterally amend or waive any provision of the Facility Documents to the extent that such amendment or waiver is required pursuant to applicable Law or any regulation or directive from an Authority.

21.4
The Customer and the Bank hereby agree that, unless otherwise indicated in a Facility Document with regard to one or more Facilities, the Bank may revoke the Facilities and the Facility Documents (or any parts thereof) without the need of a court order. Further, the Customer hereby expressly waives any right to be served notice from the Bank in the event of termination in accordance with these Terms and Conditions.

21.5
(a)
On or after the occurrence of a Benchmark Transition Event, the Bank may amend the Facility Documents to replace the then current Reference Rate with a Benchmark Replacement. Any such amendment will become effective on the Effective Date without any further action or consent of the Customer, provided that the Bank has not received written notice of objection to such amendment from the Customer by 5:00 p.m. in the Country on the tenth Business Day after the Bank has provided such amendment to the Customer.

(b)
If the Bank receives written notice of objection in accordance with paragraph (a), the Customer and the Bank shall promptly enter into negotiations in good faith with a view to agreeing the amendments to the Facility Documents to replace the existing Reference Rate with a Benchmark Replacement as soon as reasonably practicable after the Bank has received written notice of objection and in any event within 30 Business Days from the start of such negotiations. Any such amendments will become effective on such date as agreed between the Bank and the Customer as the Effective Date.

HIGHLY RESTRICTED

(c)
In connection with the implementation of a Benchmark Replacement, the Bank will have the right to make any consequential changes that the Bank determines are appropriate to reflect the adoption, implementation and administration of such Benchmark Replacement from time to time and any changes to include fallbacks in the event the Benchmark Replacement is not available. Any amendments implementing such changes will become effective after the Bank has provided such amendment to the Customer without the need for any further action or consent of the Customer.

(d)
The Bank will notify the Customer if it proposes to exercise its rights under paragraph (a) above. Any determination, decision or election that may be made by the Bank pursuant to this Clause 21 will be conclusive and binding absent manifest error and may be made in the Bank’s sole discretion.

(e)
The Customer shall, at the request of the Bank, take such action as is available to it for the purpose of authorising or giving effect to the amendments effected or to be effected pursuant to this Clause 21 and, if any security or guarantee has been granted in respect of the Facility Documents, to ensure the perfection, protection or maintenance of any such security or guarantee.

(f)	This Clause 21 shall apply notwithstanding any other provision of the Facility Documents.
(g)	In this Clause 21:
Benchmark Replacement means the sum of: (a) the alternate benchmark rate (which may be a simple or compounded risk free rate or, as appropriate, a central bank rate, fixed rate, a term rate or such other rate calculated by the Bank) that has been selected by the Bank giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by a relevant governmental body (or committee convened by such body) or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement for the then current Reference Rate and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of the Facility Documents.

Benchmark Replacement Adjustment means, with respect to the alternate benchmark rate for each applicable Interest Period, the spread adjustment, or method for determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Bank for the purpose of adjusting the alternate benchmark rate to make it comparable to the then current Reference Rate giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for determining such spread adjustment, for the replacement of the then current Reference Rate with the alternate benchmark rate by a relevant governmental body (or committee convened by such body) or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, for the replacement of the existing Reference Rate with the alternate benchmark rate.

Benchmark Transition Event means the occurrence of one or more of the following events with respect to a Reference Rate for any Quoted Tenor:
a.	an official public statement which states that the Reference Rate for any Quoted Tenor has ceased or will cease to be published permanently or indefinitely;
b.
a public statement by the regulatory supervisor for the administrator of the Reference Rate announcing that the Reference Rate for any Quoted Tenor is no longer representative or from a certain date in the future will no longer be representative; or

c.
an election is made by the Bank following a determination by it that at least five currently outstanding syndicated or bilateral credit facilities denominated in a relevant currency at such time contain as a benchmark interest rate, in lieu of the Reference Rate in respect of that currency, a new benchmark interest rate to replace the Reference Rate;

HIGHLY RESTRICTED

d.
the administrator of the Reference Rate or its supervisor publicly announces that such administrator is insolvent or information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of the Reference Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide the Reference Rate for any Quoted Tenor;

e.	the administrator of the Reference Rate or its supervisor publicly announcing that the Reference Rate for any Quoted Tenor may no longer be used.

Effective Date means (i) the Business Day and time notified by the Bank to the Customer pursuant to paragraph (a) above as the date and time at which the amendments to be effected pursuant to this Clause 21 become effective and, if there is more than one Drawdown, the Bank may specify Effective Dates for each Drawdown; or (ii) the Business Day and time determined pursuant to paragraph (b) above as the date and time at which the amendments to be effected pursuant to this Clause 21 become effective and, if there is more than one Drawdown, the Bank may specify Effective Dates for each Drawdown provided, in each case, that to the extent that the Effective Date falls before the last day of an Interest Period,
a.	the Reference Rate for that Drawdown for that Interest Period shall continue to be the then current Reference Rate for that Drawdown for that Interest Period; and
b.	the Effective Date for that Drawdown shall be deemed to occur at the end of that Interest Period.
Quoted Tenor means, in relation to a term Reference Rate, any period for which that rate is customarily displayed on the relevant page or screen of an information service and, in relation to an overnight Reference Rate, an overnight period.

22	Examination of Statements of Account

22.1
In any litigation or arbitration proceedings arising out of or in connection with the Facility Documents, the entries made in the accounts maintained by the Bank are prima facie evidence of the matters to which they relate.

22.2	Any certification or determination by the Bank of a rate or amount under the Facility Documents is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

22.3	Any interest, commission or fee accruing under the Facility Documents will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.

23	Material Interests

23.1	The Customer acknowledges and accepts that:
a.
the Bank is part of a worldwide financial services operation, the HSBC Group, different parts of which conduct many different financial, banking, securities and other activities, whether as principal or for clients outside the HSBC Group;

b.
other parts or members of the HSBC Group or any of the other divisions or teams within the Bank and the HSBC Group may have interests or duties which conflict with the Customer’s interests and which would or might otherwise conflict with the duties owed by the Bank to the Customer;

HIGHLY RESTRICTED

c.
the Bank’s agreement to provide facilities or services to the Customer does not require any other member of the HSBC Group or any of the other divisions or teams within the Bank and the HSBC Group to restrict its activities in any way nor to provide the Customer or the Bank nor the division or team advising the Customer with any information whatsoever about, or derived from, those activities, nor, in most cases, does it create any obligation to advise the Customer of any conflict of interest which exists or may arise;

d.
in acting for the Customer, the Bank will not be required to disclose to the Customer, nor to make use for the Customers benefit of, any information known to the Bank or any individual acting on the Bank’s behalf which (a) belongs to or is confidential to another client or (b) belongs to or is confidential to any of the

b.	HSBC Group or (c) belongs to or is confidential to the Bank and relates to some other part of the Bank’s business;
a.
although some directors and employees of the HSBC Group are members of the Bank’s board of directors and/or are involved in the Bank’s management structure or prudential controls, they are bound by equivalent duties of confidentiality and so do not make available to the Bank any Confidential Information derived from their other activities in the HSBC Group; and

b.
subject to relevant Laws, the Bank reserves the right to deal with or otherwise engage the services of the HSBC Group, and the Bank (and other members of the HSBC Group) will, without liability to account, remain entitled to retain any benefit resulting from such engagement or provision of service of any kind.

23.2	Nothing in the Facility Documents is or shall be deemed to be an obligation of the Bank to act in any circumstance where there is risk of damage to the interests of any client.

24	Financial Crime Risk Management Activity

24.1
HSBC and members of the HSBC Group are required and may take any action they consider appropriate in their sole and absolute discretion to meet Compliance Obligations in connection with the detection, investigation and prevention of Financial Crime (“Financial Crime Risk Management Activity”).

24.2
Such action may include, but is not limited to: (a) screening, intercepting and investigating any instruction, communication, Drawdown request, application for Services, or any payment sent to or by the Customer, or on its behalf, (b) investigating the source of or intended recipient of funds, (c) combining Customer Information with other related information in the possession of the HSBC Group, and/or (d) making further enquiries as to the status of a person or entity, whether they are subject to a sanctions regime, or confirming a Customer’s identity and status.

24.3
To the extent permissible by Law, neither the Bank, nor any other member of HSBC Group shall be liable to the Customer or any third party in respect of any Loss whether incurred by the Customer or a third party in connection with the delaying, blocking, or refusing of any payment, or the provision of all or part of the Services, or otherwise as a result of Financial Crime Risk Management Activity.

24.4	The Bank may and the Customer authorises it to:
a.
make inquiries of any bank, financial institution or credit reference bureau in the Country to confirm any information provided by the applicant and acknowledges that any such inquiry may impact the Customer’s credit reference score under the terms of the credit reference bureau;

b.	seek information from any bank, financial institution or credit reference bureau when assessing the client at any time during the existence of the applicant’s account;
c.	disclose to any relevant credit reference bureau information relating to the applicant’s account maintained at the Bank.

HIGHLY RESTRICTED

25	Confidentiality
The Facility Documents and their respective contents shall not be disclosed by the Customer to any person (other than the Bank and the Customer’s legal and/or financial advisors for the purposes of the proposed financing) unless the Bank’s prior written consent has been obtained, or the Customer is otherwise so obliged by operation of Law. If the Customer is required to disclose part or all of the Facility Documents to any person by Law, prior written consent of the Bank shall not be required, provided that the Customer shall, to the extent permitted by applicable Law, (i) inform the Bank prior to such disclosure to give the Bank an opportunity to contest the disclosure and (ii) take into account the Bank’s reasonable requirements about the proposed form, timing, nature and extent of the disclosure.

26	Governing Law and Jurisdiction

26.1
These Terms and Conditions and the Facility Offer Letter shall be governed by and construed in accordance with the laws of the Emirate of Dubai and the Federal laws of the United Arab Emirates as applied in the Emirate of Dubai.

26.2
The courts of Dubai (excluding the Dubai International Financial Centre) shall have exclusive jurisdiction to determine any Dispute. The Customer agrees that the courts of Dubai are the most appropriate and convenient courts to determine any Dispute and shall not argue to the contrary.

26.3
Notwithstanding the above, and for the sole benefit of the Bank, the Customer agrees and confirms that the Bank shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction and to the extent allowed by law, the Bank may take concurrent proceedings in any number of jurisdictions.

26.4
While these Terms and Conditions are provided in both English and Arabic language versions (and should these Terms and Conditions be translated into any other language for any reason) in cases of discrepancy the Arabic language version provided by the Bank will prevail.

HIGHLY RESTRICTED

 LIMITED EAST MIDDLE BANK HSBC  ةيراجتلا ةيفرصملا ةينامتئالا تاليهستلل ةماعلا طورشلاو ماكحألا  2022 رياني 1 نم ارابتعا يرست  بجومب ليمعلل كنبلا اهحنمب موقي يتلا )هاندأ فرعم وه امك( ليهست لك ىلع )”ماكحالاو طورشلا”( ةماعلا ماكحألاو طورشلا هذه قبطت عم بنج ىلا ًابنج ماكحألاو طورشلا هذه أرقت .ليهستلا ضرع باطخ يف هءانثتسا متي مل ام )هاندأ فرعم وه امك( ليهستلا ضرع باطخ .ةقالعلا وذ ليهستلا ضرع باطخ يف اهيلع صوصنملا ماكحالا  :تايوتحملا  ريسفتلاو تافيرعتلا 1  بلطلا دنع عفدت يتلا تاليهستلاو ،بحسلا بلط ،ةمزلملا ريغ تاليهستلا 2 ليهستلا ضرغ 3  تادهعتلاو تارارقإلا 4 تادهعتلا 5  تاعفدلا 6  ةيقافتالا دونب ةيلالقتسا 7 ةصاقملا 8  تانامضلا 9 ةعجارملا 10  تاقفنلاو فيلاكتلاو موسرلا 11  ليهستلا ةلمعو ةلمعلا ضيوعت 12 فورظلا يف ريغتلا 13  ةرهاقلا ةوقلا 14 لزانتلا مدع 15  ةيدرفلاو ةكرتشملا ةيلوؤسملا 16 ةيقافتالا نم عافتنالا 17  ةلاحإلا 18  ةددحملا تارتفلا 19 تالاصتالا 20  تاليدعتلا 21  باسحلا فوشك قيقدت 22 ةيرهوجلا حلاصملا 23  ةيلاملا مئارجلا رطاخم ةرادا طاشن 24 ةيرسلا 25  يئاضقلا صاصتخالاو قبطملا نوناقلا 26  Page 1 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 ريسفتلاو تافيرعتلا 1  .ليهستلا ضرع باطخ يف اهل ددحملا ىنعملا بسحب تاحلطصملا ريسفت متي ،كلذ فالخ ىلع ماكحألاو طورشلا هذه صنت مل ام 1-1 :هاندأ ةروكذملا يناعملا ماكحألاو طورشلا يف ةيلاتلا تاحلطصملل نوكي  .رخآل تقو نم كنبلا ىدل ليمعلا هحتفي باسح لك ينعي باسحلا  ..ةدحتملا ةيبرعلا تارامإلا ةلودل ةينوناقلا ةلمعلا ينعي مهردلا وأ يتارامإلا مهردلا  اهحنمب موقي يتلا تاليهستلا ضعب وأ لك يف اهدامتعا ىلع كنبلا قفاوي يتلاو ليهستلا ةلمع ريغ ةلمع يأ ينعت ةليدبلا ةلمعلا .رخآل تقو نم  .تاليهستلا ضرع باطخ يف هيلع صوصنملا ىنعملا هل نوكي يلامجإلا فقسلا/دحلا :ليهستلاب قلعتي اميف ،ينعي يراسلا لدعملا  وأ ؛ليهستلا ضرع باطخ يف ددحم وه امك لبهستلا ىلع قبطملا لدعملا وه ” ةدئافلا لدعم” .أ  هيلع صوصنملا وحنلا ىلع نوكي قبطملا ةدئافلا لدعم نإف ،ليهستلا ضرع باطخ يف “ةدئافلا لدعم” ديدحت متي مل لاح يف .ب .رخآل تقو نم موسرلا ةفرعت يف  .ليجست وأ دامتعا وأ عاديا وأ ءافعإ وأ صيخرت وأ رارق وأ ةقفاوم وأ لوبقب ضيوفتلا ينعي ضيوفتلا  ةلجآلا دوقعلاو ةيلاملا قاروألا ةصروبو بئارضلا تاطلسو ةيموكحلاو ةماعلا تائيهلاو ةيباقرلاو ةيئاضقلا تاطلسلا ينعت تاطلسلا .اهل ءالكو يأ وأ HSBC ةعومجم نم وضع يأ ىلع ينوناقلا صاصتخالاب عتمتت يتلا نوناقلا قيبطت ةزهجأو  :ليهستلاب قلعتي اميف ،ينعت ليهستلا ةحاتإ ةرتف  وأ ؛حونمملا ليهستلل ليهستلا ضرع باطخ يف “ةحاتإ ةرتف” ب اهيلإ راشملاو ةددحملا ةرتفلا ينعت .أ  ليهستلا ضرع باطخ خيرات نم ةدتمملا ةرتفلا نوكتف ،ليهستلا ضرع باطخ يف ةددحم ليهستلا ةحاتإ ةرتف نكت مل لاح يف .ب ىلعألا دحلا )قبطني يعرفلا ليهستلا ناك اذإ ،يعرفلا ليهستلا وأ( حونمملا ليهستلا ىلع بحسلا لوصو خيرات )1( ىتحو .)قبسأ امهيأ( ليهستلا قئاثول ًاقفو هئاهنإ وأ ليهستلا ءاغلإب ليمعلا راطخاب كنبلا موقي يذلا خيراتلا )2( وأ بحسلل  .ةلودلا يف هعورف لالخ نم لماعلاو دودحملا طسوألا قرشلا HSBC كنب ينعي كنبلا  بسح ،)لجألا ددحم رفوس لدعم( قحلملا وأ )يليللا رفوس لدعم( قحلملا يف هل ددحُمُُ لا ىنعملا هب دصقي يفرصملا مويلا ،)لجألا ددحم اينوس لدعم( قحلملا وأ )يليللا اينوس لدعم( قحلملا ،رالودلاب ليهستلا ضرع باطخ عم قفرملا ،لاحلا ىضتقم كنرفلا تاليهست( قحلملا ،ينيلرتسإلا هينجلاب ليهست صوصخب ليهستلا ضرع باطخ عم قفرملا ،لاحلا ىضتقم بسح وأ )رانوت طيسبلا يعجرملا لدعملا( قحلملاو ،يرسيوسلا كنرفلاب ليهست صوصخب ليهستلا ضرع باطخ عم قفرملا )يرسيوسلا .ينابايلا نيلاب ليهست صوصخب ليهستلا ضرع باطخ عم قفرملا لاحلا ىضتقم بسح )رفوت يعجرملا لدعملا(  ارتلجنإ كنب لبق نم روشنم وه امك ارتلجنإ كنبل ةدئافلا لدعم ،ينيلرتسإلا هينجلاب مادختسا يأب قلعتي اميف ،ينعي ساسألا لدعم .اً رفص لدعملا ربتعي ،رفصلا نم لقأ لدعملا كلذ ناك اذإ هنأ طرشب ،رخآل تقو نم  )يليل لدعم وه هب صاخلا يعجرملا لدعملا نوكي يذلا ليهستلاب قلعتي ام فالخب( ةدئافلا نم طوحتلل رسكلا ضيوعت فيلاكت ضرقلا يف هتمهاسم نم ءزج وأ لك ميلست نيب ام ةرتفلا نع كنبلل قحتسي يذلا )شماهلا ادع( ةدئافلا )أ( :)دجو نإ( غلبملا ينعت )ب( زواجتي ،ةدئافلا ةرتف نم موي رخآ يف ةدئافلا ديدست مت نأ ول امك ، ضرقلا كلذب قلعتملا يلاحلا ةدئافلا خيرات نم موي رخآ ىتحو أدبت يتلا ةرتفلل ةيسيئرلا كونبلا دحأ ىدل يساسألا غلبملل يواسم غلبم عاديا ءاقل كنبلا هيلع لصحي نأ نكمملا نم يذلا غلبملا .ةيلاحلا ةدئافلا ةرتف نم موي رخآ يف يهتنتو دادس وأ ملست يلي يذلا لمعلا موي نم  Page 2 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 :ينعي لمعلا موي  ؛يبد ةرامإ يف لمعلل ةحوتفم ًامومع كونبلا هيف نوكت يذلا مويلا نوكي روبيإلا خيرات ديكأت ضارغأل .أ ؛تجرات ماظن موي ،روبورويلا ديدحت خيرات ديكأت ضارغأل .ب  ؛ويكوط ةنيدم يف لمعلل ةحوتفم ًامومع كونبلا هيف نوكت دحألا وأ تبسلا فالخب موي نوكي ،روبيتلا ديدحت خيرات ديكأت ضارغأل .ج ةرتف نم ريخألا مويلا وأ لوألا مويلا ديدحت صوصخب يليل يعجرم لدعم وه هب صاخلا يعجرملا لدعملا نوكي ضرقلا ضارغأل .د  ؛ضرقلا كلذب قلعتي اميف يفرصم موي ،ةدئافلا ةرتف رادقم ديدحتب قلعتي اميف كلذ ريغ وأ ةدئاف  ةيبنجألا تالمعلا لوادت قاوسأو ةيراجتلا كونبلا هيف نوكت يذلا مويلا نوكي ،)ورويلاب تاعوفدملا فالخ( تاعوفدملا ضارغأل .ه ،تاعوفدملا ةلمع لوادتل يسيئرلا يلاملا زكرملا يف لمعلل ةحوتفم  و ؛تجرات ماظن موي ،ورويلاب تاعوفدملا صخي اميف .و  ةيبنجألا تالمعلا لوادت قاوسأو ةيراجتلا كونبلا هيف نوكت يذلا مويلا نوكي تالسارملا نم رخآ عون يأ وا تاراطخالاب قلعتي اميف .ز .تالسارملا نم رخآ عون يأ وأ راطخالا ملستم ةلود يف لمعلل ةحوتفم  :ينعي يزكرملا كنبلا نع رداصلا ةدئافلا لدعم  قحلملا وأ )يليللا رفوس لدعم( قحلملا يف ددحملل ًاقفو “يزكرملا كنبلا نع رداصلا ةدئافلا لدعم” ،رالودلاب ليهست صوصخب .أ  ؛ليهستلا ضرع باطخ عم قفرملا ،لاحلا ىضتقم بسح ،)لجألا ددحم رفوس لدعم(  )يليللا اينوس لدعم( قحلملا يف ددحملل ًاقفو “ارتلجنإ كنب نع رداصلا ةدئافلا لدعم” ،ينيلرتسإلا هينجلاب ليهست صوصخب .ب ؛ليهستلا ضرع باطخ عم قفرملا ،لاحلا ىضتقم بسح ،)لجألا ددحم اينوس لدعم( قحلملا وأ  ؛ليهستلا ضرع باطخ يف ددحملل ًاقفو “يبوروألا يزكرملا كنبلا نع رداصلا ةدئافلا لدعم” ،ورويلاب ليهست صوصخب .ج  كنرفلا تاليهست( قحلملا يف ددحملل ًاقفو “يزكرملا كنبلا نع رداصلا ةدئافلا لدعم” ،يرسيوسلا كنرفلاب ليهست صوصخب .د و ؛ليهستلا ضرع باطخ عم قفرملا )يرسيوسلا  وأ )يليللا رانوت لدعم( قحلملا يف ددحملل ًاقفو “يزكرملا كنبلا نع رداصلا ةدئافلا لدعم” ،ينابايلا نيلاب ليهست صوصخب .ه  .ليهستلا ضرع باطخ عم قفرملا ،لاحلا ىضتقم بسح )رفوت يعجرملا لدعملا(  .ةيرسيوسلا ةيلاردفنوكلل ةيمسرلا ةلمعلا ىلإ ريشي يرسيوسلا كنرفلا وأ كنرفلا  تاسايسلاو ةيلودلا تاهيجوتلا وأ نيناوق )أ( :ةيأل لاثتمالا ىلع HSBC ةعومجم ءاضعأ نم وضع يأ تامازتلا ينعت لاثتمالا تامازتلا نم اهريغ وأ حاصفإلا وأ ،ريراقتلا ةياغل ةيراجتلا تاءارجإلا وأ ريراقتلا وأ ةصتخملا ةطلسلا نم رداص بلط يأ )ب( ،تاءارجإلاو ةيلخادلا .ءالمعلا ةيوه نم ققحتلل كنبلا بلطت يتلا نيناوقلاو )ت( ،نوناقلا بجومب تامازتلإلا  .ةماعلا ريغ تامولعملا ينعت ةيرسلا تامولعملا  .ةلمتحم ةيفاضإ ةيدقن تانامض ،ليهستلا قئاثو بجومب ،بلط كنبلل قحي ليهست لك ينعت ةئراطلا تاليهستلا  تايقافتالا وأ ةيباقرلا تاهيجوتلا وأ ةيبنجألاو ةيلحملا ةيبيرضلا نيناوقلا بجومب ددحملا ىنعملا لمحت نيرطيسملا صاخشألا .يلودلا يموكحلا نواعتلا تايقافتا وأ ةيلودلا  .ةدحتملا ةيبرعلا تارامإلا ةلود ينعت ةلودلا  .تاليهستلا ضرع باطخ يف نيبملا ىنعملا سفن هل نوكي ينامتئالا دحلا  .تاليهستلا ضرع باطخ يف وحنلا اذه ىلع هديدحت متو تاليهستلا ريفوت كنبلا هيلع ضرع يذلا نايكلا ينعي ليمعلا .ةيبيرضلا تامولعملا وأ/و ةيرسلا تامولعملاو ةيصخشلا تانايبلا ينعت ليمعلا تامولعم  :ليهست يأب قلعتي اميف ينعي ،يضارتفالا ةدئافلا لدعم  Page 3 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 .أ  Page 4 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  كنبلل ،ددسم ريغ نكلو ،قحتسم غلبم يأ ىلع قبطني يذلاو تاليهستلا ضرع باطخ يف هيلع صوصنملا ةدئافلا لدعم ددسم ريغ غلبملا اذه اهيف ىقبي يتلا ةرتفلل يموي ساسأ ىلع كنبلا لبق نم هباستحا متي امك ،ليهستلا تادنتسم بجومب وأ ؛بلطلا دنع هدادس ليمعلا ىلع نيعتي يذلاو  ةيلاحلا موسرلا فيرعت يف هيلع صوصنملا لدعملا وه نوكيسف ،تاليهستلا ضرع باطخ يف ةدئافلا لدعم ديدحت متي مل اذإ .ب .كاذنآ  وأ دوجوب قلعتي عازن يأ كلذ يف امب ،ليهستلا تادنتسم نم يأ وأ ليهستلاب قلعتي اميف وأ نع أشني دق عازن يأ ينعي عازنلا تادنتسمب قلعتي اميف وأ نع ةئشان ةيدقاعت ريغ تامازتلا وأ قوقح يأ وأ )اهنم ءزج يأ وأ( ليهستلا تادنتسم ءاهنإ وأ ةيحالص .ليهستلا  .ليهستلا غلبم نم ءزج يأ وأ لك مادختسا ينعي بحسلا  يزكرملا كنبلل ةيسيئرلا ليومتلا ةداعإ تايلمعل ورويلاب مادختسا يأب قلعتي اميف ينعي يبوروألا يزكرملا كنبلا ةدئاف لدعم ليومتلا ةداعإ تايلمعل ءاطعلا ةدئاف لدعمل ىندألا دحلا وه نوكيسف ،لدعملا اذه رشن متي مل اذإ ،وأ ،تباثلا ةدئافلا لدعمب يبوروألا اذإ هنأ طرشب رخآل تقو نم يبوروألا يزكرملا كنبلا لبق نم امهنم لك نع نالعإلا متي ام بسح ،يبوروألا يزكرملا كنبلل ةيسيئرلا .اً رفص ربتعيسف ،رفصلا نم لقأ نيتلاحلا نم يأ يف لدعملا اذه ناك  .هاندأ 7-22 دنبلا يف نيبملا ىنعملا سفن هل نوكي ذافنلا خيرات  ةدملو يتارامإلا مهردلاب حنمي ليهست يأب قلعتي اميف ةشاشلا ىلع ضورعملا خيراتلا ديدحتك هب لومعملا لدعملا ينعي روبيآ .خيراتلا ديدحت تقو بحسلا كلذب ةقالعلا تاذ ةدئافلا ةرتفل ةدملا يف ةيواسم  نيكلاملا” ،رصحلا ال لاثملا ليبس ىلع كلذ يف امب ،ةيرابتعالا ةيصخشلاب قلعتت تامولعم يأ ينعت ةأشنملا عضو تامولعم W8- ،W9 جذومنو ،يبيرضلا ةماقإلا عضوو ليجستلا ناكمو )لاحلا ىضتقم بسح( “نيرطيسملا صاخشألا” وأ “نييساسألا قافتا بجومب وأ يلحملا نوناقلا بجومب ددحملا وحنلا ىلع “يتاذلا دامتعالا” جذومنو ،ةرورضلا دنعو لاحلا ىضتقم بسحBEN-E عضو تابثإل ةبولطم نوكت دق ىرخأ قئاثو يأ بجومب وأ ىرخأ بئارض ةحلصم يأ وأ ةيكيرمألا ةدحتملا تايالولا عم يلود يموكح .ةأشنملا  ةرتفلو ةلصلا يذ ديدحتلا خيرات يف ددحملا دعوملا يف قبطملا ةشاشلا لدعم ،ورويلاب حنمي ليهست يأ صوصخب ،ينعي :روبورويلا .بحسلا كلذب ةصاخلا ةدئافلا ةرتف رادقملا ثيح نم لداعت  يبوروألا داحتالا تاعيرشتل ًاقفو ةينوناقلا اهتلمع ورويلا نوكي يبوروألا داحتالا يف وضع ةلود لكل ةدحوملا ةلمعلا ىلإ ريشي ورويلا .يدقنلاو يداصتقالا داحتالاب ةقلعتملا  ةيراجتلا ليومتلا تامدخل ةيدايتعإلا طورشلاو نامضلا ةيقافتاو ماكحألاو طورشلاو تاليهستلا ضرع باطخ ينعت ليهستلا قئاثو .كنبلا لبق نم وحنلا اذه ىلع اهيلإ راشملا ىرخألا قئاثولا ةفاك كلذكو قئاثولا يف اهيلإ راشملا ىرخألا قئاثولا نم اهريغو ميصختلاو  .ليهستلا ضرع باطخ يف هيلع صوصنملا وحنلا ىلع يراجت يفرصم ينامتئا ليهست يأ ينعي ليهستلا .ليهستلا ضرع باطخ يف اهيلع صوصنملا ةصاخلا ليهستلا ةلمع ينعت ليهستلا ةلمع  فرصلا لدعم ىلإ ةدوعلاب هباستحا متي يذلا غلبملا كلذ ،ةليدب ةلمع يأب حنمي غلبم يأب قلعتي اميف ،ينعي ليهستلا ةلمع لداعم .ليهستلا ةلمع لباقم ةلصلا تاذ ةلمعلا عيبل كنبلل يلاحلا  لك ليصافت ،ىرخأ رومأ نمض ،نمضتي يذلاو ليمعلاو كنبلا نيب اميف مربملا ليهستلا ضرع باطخ ينعي ليهستلا ضرع باطخ .ةلمكملا وأ هتغايص داعملا وأ ةلدعملا هتغيصب كلذ يف امب طورشلاو ماكحألا هذه اهنمض نمو ليهست

 نم برهتلاو لايتحالاو يبيرضلا برهتلاو داسفلاو ةحلسألا راشتنا ليومتو باهرالا ليومتو لاومألا لسغ ىنعت ةيلاملا مئارجلا .رومألا هذهب ةقلعتملا ةمظنألاو نيناوقلا ىلع لياحتلا وأ قرخ تالواحم وأ تاقورخلا وأ/و ةيداصتقإلا تابوقعلا  .ليهستلا ضرع باطخ يف فرعملا دعوملا ،ليهست لكب قلعتي اميف ،ينعي يئاهنلا دادسلا دعوم .هاندأ 1-24 دنبلا ىف دراولا فيرعتلا اهب ينعي ةيلاملا مئارجلا رطاخم ةرادإ طاشن  تاباسحلا ءامسأ رصحلا نود كلذ يف امب باسح يأ وأ ليمعلاب قلعتت تامولعم وأ اهريغ وأ ةيلام قئاثو يأ ينعت ةيلاملا تامولعملا .رخآل تقو نم اهب ةصاخلا تاميلعتلاو تاليوحتلاو ةدصرألاو تابوحسلاو تانامتئالاو رئاسخلاو حابرألاو ميقلاو عجارملاو ماقرألاو  :ينعي خيراتلا ديدحت  ةرتف لك نم موي لوأ )2(و ،ةقالعلا وذ بحسلا موي )1( لبق لمع موي فوشكملا ىلع بحسلا ليهست ادع تاليهستلا عيمجل .أ و ،ةقحاللا ةدئافلا  .ةدئاف ةرتف لك نم لوألا مويلا لبق لمع يموي ،فوشكملا ىلع بحسلا تاليهستل ةبسنلاب .ب  .يبنجألا فرصلا تالدعم ينعت ةيبنجألا تالمعلا فرص  .ةلجآلا وأ ةيروفلا يبنجألا فرصلا دوقع ينعي ةيبنجألا تالمعلا فرص دقع  يف نيعم خيراتب ةددحم ةلمع نم ددحم غلبم عيب وأ ءارشل كنبلا عم مزلملا دقعلا ينعي ةلجآلا ةيبنجألا تالمعلا فرص دقع .لبقتسملا  .اروف ةددحم ةلمع نم ددحم غلبم عيب وأ ءارشل كنبلا عم كنبلا عم مزلملا دقعلا ينعي يروفلا ةيبنجألا تالمعلا فرص دقع .ةدحتملا ةكلمملل ةينوناقلا ةلمعلا ىلإ ريشي ينيلرتسإلاو ينيلرتسإلا هينجلا  يأو ةقالعلا تاذ تاكرشلاو رشابم ريغ وأ رشابم لكشب اهل ةعباتلا تاكرشلاو اهعورفو HSBC Holdings plc ينعت HSBC ةعومجم .ةقيرطلا تاذب رسفی فوس HSBC ةعومجم وضع وأ اهعورف نم  ةدصرأ/و ليمعلا بلط ىلع ًاءانب كنبلا نم ةرداصلا تالافكلا وأ/و ةضرتقم لاومأ يأب قلعتي اميف وأ ـل ةينويدم يأ ينعت ةينويدملا ءاوس ،لاومألا دادس وأ عفدل )ليفك وأ ليصأ ةفصب هدبكت مت ءاوس( مازتلا يأ كلذ يف امب ةيلاملا تاسسؤملا وأ كونبلا ىدل ةنيدم .ةئراط وأ ةيلعف تناك ءاوسو ،لبقتسملا وأ رضاحلا يف  :ةيلاتلا تالاحلا نم يأ ينعي راسعإلا  ؛اهقاقحتسا دنع هنويد دادس ىلع هتردق مدعب هرارقإ وأ ليمعلا ةردق مدع .أ  ؛ةقبطملا نيناوقلا بجومب هنويد دادس ىلع رداق ريغ هنأب حرصي وأ ليمعلا ربتعي نأ .ب ؛هنويد نم يأل ةقحتسملا تاعفدلا ديدست نع فقوتلاب ددهي نأ وأ ليمعلا فقوتي نأ .ج  يأ ةلودج ةداعإ فدهب هينئاد نم رثكأ وأ دحاو عم تاضوافمب ،ةعقوتملا وأ ةيلعفلا ةيلاملا تابوعصلا ببسب ،ليمعلا رشابي نأ .د ؛هنويد نم  ؛ليمعلل ةيرايتخإلا ةيفصتلاب رارق رادصإ .ه  نم لكش يأل عضخي ليمعلا نأب كنبلا مالعإ دنع وأ ،رسعم وأ سلفم ليمعلا نأب اهب كنبلا راطخإ متي ةمكحملا نم تارارق يأ .و ؛راسعإلا وأ سالفإلا تاءارجإ لاكشأ  ؛ليمعلا دض )ههباشي ام وأ( سالفإ رارق ىلع لوصحلل سامتلا ميدقت .ز  Page 5 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 فقو وأ تاعفدلا قيلعتب قلعتي اميف ةذختملا تاوطخلا وأ تاءارجإلا نم اهريغ وأ ةينوناق تاءارجإ وأ ةكرشلا اهب موقت تاءارجإ يأ .ح جمانرب لالخ نم وأ ةيرايتخا ةيوست قيرط نع ءاوس( ميظنتلا ةداعإ وأ ةيرادإلا ةلكيهلا ةداعإ وأ لحلا وأ ةيفصتلا وأ ةينويدم يأ وأ ؛ليمعلاب قلعتي اميف )كلذ ريغ وأ ةيوست  ليمعلا ةهجاوم يف لثامم رخآ فظوم يأ وأ ،يمازلإ ريدم وأ ،يرادإ سراح وأ ،يئاضق سراح وأ ،يفصم نييعتب ةمكحم يأ مايق .ط .ةلود يأ يف ةوطخ وأ لثامم ءارجإ يأب مايقلا وأ ،هب ةصاخلا لوصألا نم يأ ىلع وأ  :ينعت ةدئافلا ةرتف  ليهست وأ فوشكملا ىلع بحسلا ليهست ادع اميف )ددجتملا ضرقلا دقعو لجأل ضرقلا كلذ يف امب( ليهستلل ةبسنلاب .أ ةيقافتا وأ \و لجأل ضرقلا ةيقافتا يف ًاضيأ فرعملاو قبطملا دحلاو تاليهستلا ضرع باطخ يف ددحم وه امك ،يراجتلا ليومتلا  ؛ددجتملا ضرقلا دقع  و ؛رهشلا نم لوألا مويلا نمضتيو يف أدبي يميوقت رهش لك ،فوشكملا ىلع بحسلا تاليهستل ةبسنلاب .ب  ةيراجتلا ليومتلا تامدخل ةيدايتعإلا طورشلا ًاقفو اهيلع ةقحتسم ةدئافلا حبصت ةرتف لك ،يراجتلا ليومتلا ليهستل ةبسنلاب .ج .ميصختلاو  .نابايلل ةينوناقلا ةلمعلا ىلإ ريشي ينابايلا نيلاو نيلا  ،يلخاد نوناق وأ ،تاهيجوت وأ ،ةحئال وأ ،ةدهاعم وأ ،يئاضق مكح وأ ،موسرم وأ ،روتسد وأ ،يساسأ ماظن وأ ،نوناق يأ ينعي نوناقلا ،ةحئال يأ حئاوللا حلطصم لمشيو ةمكحم وأ ةينوناق وأ ةيباقر ةئيه وأ ةيلحم ةموكح يأ نم ردصت ىرخأ ةيعيرشت ريبادت يأ وأ ،حئاول وأ ةيموكح ةئيه وأ ةيموكح ةئيه يأ نم ردصي )نوناقلا ةوق دوجو مدع وأ دوجوب ءاوس( يهيجوت أدبم وأ بلط وأ يمسر رمأ وأ ةدعاق وأ .ىرخأ ةمظنم يأ وأ ةيباقر ةطلس وأ ةرادإ وأ ةلاكو وأ ،ةينطولا تائيهلا ىلع ومست يتلا تائيهلا وأ ةيلود  .ضرقلا كلذ نم نهارلا تقولا يف لاحلا يسيئرلا غلبملا وأ ليهست بجومب حنميس يذلا وأ حونمملا ضرقلا ينعي ضرقلا  وأ فيراصم وأ ،نويد وأ ،رارضأ وأ )ةينهم وأ ةينوناق فيلاكت يأ رصحلا نود كلذ يف امب( فيلاكت وأ موسر وأ تابلاطم ةيأ ينعت ةراسخلا )اهليوحتب وأ تالمعلاب ةقلعتملا رئاسخلا رصحلا نود كلذ يف امب( تناك عون يأ نم رئاسخ وأ ىرخأ تاعفد يأو تايلوؤسم وأ بئارض فرصبو اهعون ناك ًايأ تارارقلا وأ مكاحملا تاءارجإ وأ ىواعدلا عفر بابسأ وأ تابلاطملا وأ اياضقلا وأ ىواعدلا وأ تاماهتالا وأ تامزتلالا وأ .ةيضرع وأ ةيئازج وأ ةيعبت وأ ةرشابم ريغ وأ ةرشابم رئاسخ تناكأ ءاوسو ،اهببس وأ اهباسح ةقيرط نع رظنلا  .ليهستلا ضرع باطخ يف هل ددحملُ ا ىنعملا هب دصقي شماهلا  يف رالودلاب مادختسا يأب قلعتي اميف ،ينعي يكيرمألا رالودلل يلارديفلا يطايتحالا قيدانصل فدهتسملا لدعملا طسوتم كنب هرشني امبسح ةيكيرمألا ةيلارديفلا ةحوتفملا قوسلا ةنجل هتددح يذلا لجألا ريصق فدهتسملا ةدئافلا لدعم )أ( ،موي يأ دحلا )1( :ـل يباسحلا طسوتملا نوكي ،اً دحاو ًامقر فدهلا اذه نكي مل اذإ )ب( وأ ؛رخآل نيح نم كرويوين يف يلارديفلا يطايتحالا يطايتحالا كنب هرشنو ةيكيرمألا ةيلارديفلا ةحوتفملا قوسلا ةنجل هتددح يذلا لجألا ريصق ةدئافلا لدعمل فدهتسملا قاطنلل ىلعألا ،رفصلا نم لقأ نيتلاحلا اتلك يف لدعملا اذه ناك اذإ هنأ طرشب فدهتسملا قاطنلا اذهل ىندألا دحلا )2( و ؛كرويوين يف يلارديفلا .اً رفص ربتعي هنإف  تاليهستلاب قلعتي اميف ليهستلا ضرع باطخ يف )يليللا رفوس لدعم( قحلملا يف هل حونمملا ىنعملا هل نوكي يليللا لدعملا كنرفلاب تاليهست( قحلملا ،ينيلرتسالاب تاليهستلاب قلعتي اميف ليهستلا ضرع باطخ يف )يليللا اينوس لدعم( قحلملا ،رالودلاب ضرع باطخ يف )يليللا رانوت لدعم( قحلملاو يرسيوسلا كنرفلاب تاليهستلاب قلعتي اميف لبهستلا ضرع باطخ يف )يرسيوسلا .لاحلا ىضتقم امك ،ينابايلا نيلاب تاليهستلاب قلعتي اميف ليهستلا  يف امب ةسسؤملا كلت وأ صخشلا كلذ ةيوه ىلع فرعتلا حيتتو ةسسؤم وأ صخشب قلعتت تامولعم يأ ينعت ةيصخشلا تانايبلا .ةساسح تانايب نمضتت دق يتلا ةيصخشلا تانايبلا كلذ  .ليهستلا ضرع باطخ يف ددحملا ىنعملا هل نوكي يعجرملا لدعملا  Page 6 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 .ليهستلا قئاثوو ماكحأو طورشل كنبلا لبق نم ةيرودلا ةعجارملا ينعت ةعجارملا  .طورشلاو ماكحألا هذه نم )10( دنبل ًاقفو كنبلل ليمعلا ةمذب ةقحتسملاو عفدلا ةبجاو روجألا ينعت ةعجارملا روجأ  كنبلا نوكي اهبجومب يتلا طورشلاو ماكحألا ىلع هبجومب صني يذلا ليمعلاو كنبلا نيب مربملا دقعلا ينعي ددجتملا ضرقلا دقع .ليمعلل ددجتملا ضرقلا ليهست حنمل دادعتسا ىلع  ليهستلا اذهل طورشلاو ماكحألا نوكتو ليهستلا ضرع باطخ يف هيلع صوصنملا فيرعتلا تاذ هل نوكي ددجتملا ضرقلا ليهست .ددجتملا ضرقلا دقع يف ةلصفم  كنرفلا تاليهست( قحلملا يف هيلإ دنسملا ىنعملا هل نوكي دحاو مويل يرسيوسلا كنرفلاب ةدئافلا لدعمل ةشاشلا لدعم  .ليهستلا ضرع باطخب قفرملا )يرسيوسلا  :ينعي ةشاشلا لدعم  يأ وأ( ةدحتملا ةيبرعلا تارامإلا ةلودل يزكرملا كنبلا هريدي ةيتارامإلا كونبلا نيب ضورعملا لدعملا نإف ،روبيإ ـب قلعتي اميف .أ  Page 7 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  .ج  ةحفص يأ وأ( www.centralbank.ae ىلع ةضورعملا ةلصلا تاذ ةرتفلاو يتارامالا مهردلل )لدعملا كلذ ةرادإ ىلوتي رخآ صخش تامدخلا هذه لثمل ةبسانملا ةحفصلا ىلع وأ لدعملا اذه ضرعت يتلا ةدحتملا ةيبرعلا تارامإلا ةلودل يزكرملا كنبلل ةليدب ؛)ةدحتملا ةيبرعلا تارامإلا ةلودل يزكرملا كنبلا لحم رخآل تقو نم عزوت يتلا ىرخألا ةيمالعإلا  رخآ صخش يأ وأ( ةيبوروألا لاملا سأر قاوسأ دهعم هريدي يذلاو ةيبوروألا كونبلا نيب ضورعملا لدعملا ،روبوروي صخي اميف .ب يأ وأ( زرتيور نوسموت ةشاش نم 01روبوروي ةحفص ىلع ضورعملل ًاقفو ةدئافلا ةرتفل ةيواسم ةرتفل )لدعملا كلذ ةرادإ ىلوتي  رشنت يتلا تامولعملا ةمدخ نم ةبسانملا ةحفصلا يف وأ ،)رخآل تقو نم لدعملا اذه ضرعت زرتيور نوسموت نع ةليدب ةحفص )ليمعلا عم ثحابتلا دعب( كنبلل نوكي ،ةحاتم ةحفصلا كلت دعت مل لاح يفو .زرتيور نوسموت نم ًالدب رخآل نيح نم لدعملا كلذ  ؛بسانملا لدعملا ضرع حيتت ىرخأ ةمدخ وأ ةحفص ددحي نأ  Ippan Shadan Hojin JBA TIBOR Administration لبق نم ويكوط يف كونبلا نيب ةدئافلا لدعم ضرع نوكي ،روبيتلاب قلعتي اميف ةشاش نم ةبسانملا تاحفصلا ىلع ةضورعم يه امك ةدئافلا ةرتفل ةيواسم ةرتفل )لدعملا كلذ ةرادإ ىلوتي رخآ صخش يأ وأ(  ،ةحاتم ةمدخلا كلت دعت مل وأ ةحفصلا لادبتسا مت لاح يف هنأ طرشب ينابايلا نيلل روبيتلا لدعمب ةامسملاو زرتيور نوسموت .بسانملا لدعملا ضرع حيتت ةمدخ وأ ىرخأ ةحفص ددحي نأ كنبلل زوجي  سفن هل بيترت وأ ىرخأ ةيقافتا يأ وأ ليمعلل مازتلا يأ نمضت ىرخأ ةنامض يأ وأ زجح وأ دهعت وأ موسر وأ ،نهر يأ ينعت ةنامضلا يأو نامضلا تايقافتا بجومب ةمدقملا ةنامضلا هيف امب ليهستلا قئاثول ًاقفو ليمعلا تامازتلال ةلافكك صخش اهمدقي ذافنلاو ريثأتلا .هاندأ 2-9 دنبلا بجومب ةمدقم تانامض  .ليهستلا ضرع باطخ يف نامض ةيقافتاك اهيلإ راشم ةقيثو لك ينعت نامضلا ةيقافتا  تاجتنملاو تامدخلا نم اهريغو ةينامتئالا تاليهستلا ميدقت )ب( ،ليمعلا تاباسح ظفحو حتف )أ( )رصحلا نود( ينعت تامدخلا نيمألا ظفاحلا تامدخو تالاكولاو ةطاسولاو ةيرامثتسالا تاراشتسالا تامدخو ةيلاملا قاروألاب لماعتلا كلذ يف امب ،ليمعلل ةيفرصملا وأ تامدخلا جيورت وأ قيوست كلذ يف امب ،ليمعلا عم كنبلا ةقالع ىلع ةظفاحملا )ج(و ،ةيجولونكت تامدخ ىلع لوصحلا وأ ةصاقملاو .ليمعلاب ةلصلا تاذ تاجتنملا وأ ةيلاملا تامدخلا  كنبلا نع رداصلا ةدئافلا لدعم” حلطصملل ددحملا ىنعملا اهب دصقي ينطولا ارسيوس كنب نع ةرداصلا ةدئافلا لدعم ةسايس .ليهستلا ضرع باطخ عم قفرملا )يرسيوسلا كنرفلا تاليهست( قحلملا يف “يزكرملا  قحلملا يف هل ددحملا ىنعملا هب دصقي )رفوس ةشاشلا لدعم( ةدحاو ةليل ةدمل نومضملا ليومتلا لدعمل ةشاشلا لدعم  .ليهستلا ضرع باطخ عم قفرملا )يليللا رفوس لدعم(

 ىنعملا هب دصقي )اينوس ةشاشلا لدعم( ةدحاو ةليل ةدمل ينيلرتسإلا هينجلا ىلع ةدئافلا لدعم رشؤمل ةشاشلا لدعم .ليهستلا ضرع باطخ عم قفرملا )يليللا اينوس لدعم( قحلملا يف هل ددحملا  :ينعي ددحملا تقولا  وأ ؛ةلصلا يذ ديدحتلا خيرات يف ،يبد تيقوتب ًارهظ 12:00 ةعاسلا يف ،روبيآ ـب قلعتي اميف امأ .أ  وأ ؛ةلصلا يذ ديدحتلا خيرات يف ،لسكورب تيقوتب ًاحابص 11:00 ةعاسلا يف ،روبيروي ـب قلعتي اميف امأ .ب .ةلصلا يذ ديدحتلا خيرات يف ،ويكوط تيقوتب ًاحابص 11:00 ةعاسلا ،روبيت ـب قلعتي اميف امأ .ج  :ينعت ميصختلاو ةيراجتلا ليومتلا تامدخل ةيدايتعإلا طورشلا  كنبلا لبق نم اهنم ةخسنب ليمعلا ديوزت متيس وأ مت يتلاو )اهتاليدعتو( ةراجتلا تاليهستل ةمظنملا ةماعلا ماكحألا و طورشلا .أ )لاحلا يضتقي امك( وأ ينورتكلإلا عقوملا قيرط نع اهتعابطو اهتءارقو اهنم ةخسن ىلع لوصحلا ليمعلل نكمملا نم يتلا وأ  ،(http://www.gbm.hsbc.com/gtrfstt)  وأ ةعقوملا “ةماعلا يراجتلا ليومتلا ةيقافتإ” يف اهيلع صوصنملاو ةراجتلا تاليهستل ةمظنملا ةماعلا ماكحألاو طورشلا كلت .ب .ليهستلا ضرع باطخ بجومب ةحونمملا ةراجتلا تاليهست نم يأل ليمعلا مادختسا لبق كنبلاو ليمعلا نيب اميف عقوتس يتلا  تايقافتالا وأ ةيباقرلا تاداشرإلا وأ ةيبنجألا وأ ةيلحملا ةيبيرضلا نيناوقلا بجومب هل ددحملا ىنعملا هل نوكي يساسألا كلاملا .ةيلودلا ةيموكحلا نواعتلا تايقافتا وأ ةيلودلا ةيموكحلا  ضرع باطخ يف هيلع صوصنملا وحنلا ىلع ليهستلا اذهل “يعرفلا فقسلا” ،ليهستلاب قلعتي اميف ،ينعي يعرفلا فقسلا .ليهستلا  ةدحاو ةكرتشم ةصنم مدختسي يذلا ابوروأ ربع ةيروفلا ةيلامجإلا ةيوستلل عيرسلا لقنلا ماظن ينعي (TARGET2) 2 تجرات ماظن .2007 ربمفون 19 يف هقالطإ مت يذلاو  .ورويلاب تاعوفدملا ةيوستل 2 تجرات ماظن حتف هيف متي موي يأ ينعي تجرات ماظن موي  وأ/و ،ةيراجتلا كنبلا عورف يف ةرفوتملاو رخآل تقو نم لدعت دق امك “تاكرشلل ةيفرصملا تامدخلا موسر ةفرعت” ينعت موسرلا ةفرعت .لاحلا ىضتقم بسح تنرتنالا ةكبش ىلع كنبلا عقوم نم ليمحتلل ةلباقلا  تامارغ ةيأ كلذ يف امب( رخآ عون يأ نم وأ ةموصخم وأ ةعطتقم عفدلا ةمزال ىرخأ غلابم ةيأ وأ عفد موسر وأ ةبيرض ةيأ ينعت ةبيرض .)ةبيرض دادس يف رخأتلا وأ دادس نع عانتما ةمارغك عفدت دئاوف وأ  .ةيدقنلا وأ ةيلاملا تاطلسلا وأ لاومألا ليصحت تاطلس وأ ةيبنجألا وأ ةيلحملا بئارضلا تاطلس ينعت بئارضلا ةئيه :ينعت ةيبيرضلا تامولعملا  ءامسأ/مسا رصحلا نود كلذ يف امب يبيرضلا هعضو وأ درفلا ةيوهب وأ درفلاب قلعتت تامولعم وأ قئاثو ةيأ ،درف ليمعب قلعتي اميف .أ ةبيرضلا تاياغل هناونعو ةبيرضلل هعوضخ ناكمو هنطومو ةيسنجلاو ةدالولا ناكمو ةدالولا خيراتو هرمعو هنيوانع/هناونع وأ درفلا و W9 جذامن ،لاحلا ىضتقم بسح ،كلذ لمشيو ةيعامتجالا وأ ةيصخشلا هتلاحو )لاحلا ىضتقم بسح( يبيرضلا همقرو رخآل تقو نم اهتالادبتساو اهتاقحلمو اهتاليدعتو ةيكيرمألا ةدحتملا تايالولل ةيلخادلا تاداريإلا ةرئاد نع ردصت امبسحW8-BEN ةيموكحلا تايقافتالا وأ ةيباقرلا تاداشرإلا وأ ةيبنجألا وأ ةيلحملا نيناوقلا بجومب هفيرعت بسح “يتاذلا مييقتلا” جذومن وأ وأ ؛ةيلودلا ةيموكحلا نواعتلا تايقافتا وأ ةيلودلا  نيكلاملا” وأ ةأشنملا نم عفتنملا كلاملاب وأ ةأشنملاب ةصاخ تامولعم وأ قئاثو ةيأ ،ءالمعلا نم تآشنملاب قلعتي اميف .ب  )2( وأ ةأشنملا ةلاح لوح تامولعم )1( ـب رشابم ريغ وأ رشابم لكشب ةقلعتملا “نيرطيسملا صاخشألا” وأ “نييساسألا كلام” وأ “يساسأ كلام” وأ “رطيسم صخش” وه صخشلا اذه نوكي ثيح( يبيرضلا عضولا وأ صخشلا ةيوه وأ صخشلا ةدالولا ناكمو ةدالولا خيراتو رمعلاو مهنيوانع/هناونع وأ صاخشألا ءامسأ/مسا رصحلا نود كلذ يف امب )”ددحم باسحل عفتنم ةيصخشلا ةلاحلاو )لاحلا ىضتقم بسح( يبيرضلا مقرلاو ةبيرضلا تاياغل ناونعلاو ةبيرضلل عوضخلا ناكمو هنطاوملاو ةيسنجلاو  Page 8 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 ةدحتملا تايالولل ةيلخادلا تاداريإلا ةرئاد نع ردصت امبسح W8-BENو W9 جذامن لاحلا ىضتقم بسح لمشيو( ةيعامتجالا وأ .)رخآل تقو نم اهتالادبتساو اهتاقحلمو اهتاليدعتو ةيكيرمألا  قحالم يأ بناج ىلإ( ةيراجتلا ةيفرصملا ةينامتئالا تاليهستلا ىلع ةقبطملا ةماعلا ماكحألاو طورشلا هذه ينعت ماكحألاو طورشلا لوعفملا يراس حبصي نأ لبق ةثدحم ةخسن يأب ليمعلا راطخإ عم ةاغلم وأ ةلمكتسم وأ ةريغتم وأ ةرركم وأ ةلدعم يه امك )ةلص تاذ  .هاندأ Error! Reference source not found دنبلل ًاقفو  لجأل ضرقلا كنبلا حنمل طورشلاو ماكحألا ديدحت هبجومب متي يذلاو كنبلاو ليمعلا نيب اميف مربملا دقعلا ينعي :لجأل ضرقلا دقع .ليمعلا ىلإ  ةقلعتملا طورشلاو ماكحالا نوكت يذلاو لجأل ضرق هنأ ىلع ليهستلا ضرع باطخ يف هيلا ةراشإلا متي ليهست يأ :لجأل ضرقلا .لجأل ضرقلا دقع يف ةفرعم ليهستلا اذهب  ضرع باطخ يف )لجألا ددحم رفوس لدعم( قحلملا يف هل ددحملا ىنعملا هب دصقي :لجألا ددحم رفوس يعجرملا لدعملا .ليهستلا  هب دصقي )لجألا ددحم رفوس ةشاشلا لدعم( ةدحاو ةليل ةدمل نومضملا لجألا ددحم ليومتلا لدعمل ةشاشلا لدعم .ليهستلا ضرع باطخ عم قفرملا )لجألا ددحم رفوس لدعم( قحلملا يف هل ددحملا ىنعملا  )لجألا ددحم اينوس لدعم( لجألا ددحم ليومتلل ةدحاو ةليل ةدمل ينيلرتسإلا هينجلا ىلع ةدئافلا لدعم رشؤم لدعم  .ليهستلا ضرع باطخ عم قفرملا )لجألا ددحم اينوس لدعم( قحلملا يف هل ددحملا ىنعملا هب دصقي  ةشاشلا لدعم( لجألا ددحم ليومتلل ةدحاو ةليل ةدمل ينيلرتسإلا هينجلا ىلع ةدئافلا لدعم رشؤمل ةشاشلا لدعم .ليهستلا ضرع باطخ عم قفرملا )لجألا ددحم اينوس لدعم( قحلملا يف هل ددحملا ىنعملا هب دصقي )لجألا ددحم اينوس  يذ ديدحتلا خيرات يف ددحملا تقولا نم ًارابتعا قبطملا ةشاشلا لدعم ،ينابايلا نيلاب موقم ليهست يأب قلعتي اميف ،ينعي روبيت .بحسلا كلذل ةدئافلا ةرتف لوطلا يف يواست ةرتفلو ةلصلا  قحلملا يف هل ددحملا ىنعملا هب دصقي )رانوت ةشاش لدعم( ويكوط يف دحاو مويل ةدئافلا لدعم طسوتمل ةشاشلا لدعم  .ليهستلا ضرع باطخ عم قفرملا )يليللا رانوت لدعم(  ىنعملا هب دصقي )رفوت يعجرملا لدعملا( ويكوط يف رطاخملا نم يلاخلا لجألا ددحم ةدئافلا لدعمل يعجرملا لدعملا .ليهستلا ضرع باطخ عم قفرملا )رفوت يعجرملا لدعملا( قحلملا يف هل ددحملا  هل ددحملا ىنعملا هب دصقي )رفوت ةشاشلا لدعم( ويكوط يف رطاخملا نم يلاخلا لجآل ةدئافلا لدعمل ةشاشلا لدعم .ليهستلا ضرع باطخ عم قفرملا )رفوت يعجرملا لدعملا( قحلملا يف  ةراجتلا طورشل عضخت اهنأ ىلع تاليهستلا ضرع باطخ يف اهديدحت مت تاليهست يأ ينعت “يراجتلا ليومتلا تاليهست” .ةدحوملا  .ةيكيرمألا ةدحتملا تايالولل ةينوناقلا ةلمعلا ىلإ ريشي رالودلاو يكيرمألا رالودلا www.hsbc.com.aeىلع كنبلاب ةصاخلا ةينورتكلالا تاحفصلا ينعت ينورتكلالا عقوملا  ريسفتلا 2-1  .يلاوتلا ىلع ،ةلودلا تقو بسحبو يداليملا ميوقتلاب نوكت اهيلإ راشملا تاقوألاو خيراوتلا عيمج .أ  Page 9 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 رهشلا نم ايددع قفاوملا مويلا يف يهتنتو يداليملا رهشلا يف موي يف أدبت ةرتف ىلإ ةراشإ نوكت “رهش” ىلإ ةراشإ يأ .ب يميوقت رهش يف ريخألا لمعلا موي يف ةرتف تأدب اذإ هنأ ةطيرش )كلذل اقفو رسفت “رهشأ” ىلإ ةراشإ ةيأو( يلاتلا يداليملا .رهشلا كلذ نم لمع موي رخآ يف يهتنت ةرتفلا نإف ،ةرتفلا كلت هيف يهتنت يذلا رهشلا يف ايددع هل لباقم موي كانه سيلو  يأ وأ ةيموكح ةسسؤم وأ ةلاكو وأ ةلود وأ ةموكح وأ ةسسؤم وأ ةكرش وأ درف يأ ينعت صاخشأ وأ صخش ىلإ ةراشإ يأ .ج .)ةلصفنم ةيرابتعا ةيصخش دوجو مدع وأ دوجوب ءاوس( رخآ نايك وأ ةكارش وأ داحتا وأ كرتشم عورشم وأ ةيعمج  .ماكحألاو طورشلا هذه يف دنب ىلإ ةراشإ وه دنب ىلإ ةراشإ يأ نإف ،كلذ ريغ ديدحت متي مل ام .د .حيحص سكعلاو عمجلا لمشت درفملا ىلإ تاراشإ يأ .ه  ،تاليهستلا ضرع باطخ يف اهيلع صوصنم ةصاخ طورشو ماكحأ ةيأو طورشلاو ماكحألا هذه نيب ضراعت يأ دوجو ةلاح يف .و  .دوست يتلا يه ىرخألا طورشلاو ماكحألا نإف ،ةلص تاذ ىرخأ تايقافتا يأ يف وأ .رصحلا نود نمضتي وأ لمشي ىلإ ةراشإ نوكت “نمضتي” وأ “لمشي” ىلإ ةراشإ يأ .ز  .هلحم لحي وأ لدعملا كلذ فلخي لدعم يأ لمشت يزكرم كنب لبق نم ددحم ةدئاف لدعم يأ ىلإ تاراشإ يأ .ح  :لمشت ةدئاف لدعم ضرعت تامولعم ةمدخ ةشاش وأ ةحفص ىلإ تاراشإ يأ .ط و ؛لدعملا كلذ ضرعت كلت تامولعملا ةمدخل ةليدب ةمدخ يأ )1(  ،كلت تامولعملا ةمدخ نم ًالدب رخآل نيح نم لدعملا كلذ رشنت يتلا ىرخألا تامولعملا ةمدخ يف ةبسانملا ةحفصلا )2( دعب كنبلا اهددحي يتلاو لدعملا كلذ ضرعت ةمدخ وأ ةحفص يأ لمشت ،ةحاتم ةمدخلا وأ ةحفصلا كلت دعت مل لاح يفو .ليمعلا عم ثحابتلا  يف قحلا ،ليهستلا قئاثوب ًافرط سيل (HSBC ةعومجم ءاضعأ ءانثتساب( صخش يأل نوكي ال ،هب لومعم نوناق يأ نع رظنلا ضغب 3-1 .ليهستلا قئاثو يف ماكحألا نم يأل ةبحاصملا ايازملاب عتمتلا وأ ضرف  بلطلا دنع عفدت يتلا تاليهستلاو ،بحسلا بلط ،ةمزلملا ريغ تاليهستلا 2  قئاثو يف اهيلع صوصنملاو ةمزاللا تاتابثإلاو قئاثولا ةفاك ملست دق هنأب كنبلا دكؤي نأ دعب طقف ليهست بحس بلط مدقي نأ ليمعلل 1-2 .كنبلل نيلوبقملا نومضملاو ةغيصلاب ليهستلا  :ةيلاتلا تالاحلا نم لك يف ًايلوصأ مدقملا بلطلا ربتعيو ءاغلإلل لباق ريغ بحسلا بلط نوكي ،هاندأ 2.3 دنبلا صنب لالخإلا نود 2-2 ؛ةحاتإلا ةرتف نمض نم لمع موي وه ليهستلل بحسلا خيرات .أ  وأ ليهستلل يلامجالا فقسلا زواجتي ال بحسلا بلط يف هيلع صوصنملا غلبملاو ؛تاليهستلا دحأ نمض غلبملا بحس مت .ب يعرفلا فقسلا  ةيأ ىلع ةقبسملا ةيطخلا هتقفاوم حنمب كنبلا ماق وأ ،ليهستلا ةلمع عم قفاوتت بحسلا بلط يف اهيلع صوصنملا ةلمعلا .ج وأ\و ،ةليدبلا ةلمعلا يف نيعم بحس بلط صوصخب ةليدب ةلمع  .بحسلا بلطب ةقلعتملا ليهستلا قئاثو بجومب ةبولطملا قئاثولا ةفاكب كنبلا ديوزتب ليمعلا ماق .د  يف كلذ فالخ ىلع صني مل ام هنأو بلطلا دنع عفدتو ةمزلم ريغ ةحونمملا تاليهستلا ةفاك نوك ىلع ةحارص قفاويو ليمعلا رقي 3-2 :يلاتلا نم يأب ةدرفنملا هتدارإبو كنبلل قحي هيلعو ليهستلا قئاثو  ةحيحص هاندأ 4 دنبلا يف اهيلع صوصنملا تادهعتلاو تارارقإلا ةفاك نأبو بحسلا بلطل هميدقت دنع هنأب قفاويو ًاضيأ ليمعلا رقي 4-2 .بحسلا خيرات نيحل رييغت يأ نود كلذك ىقبت فوسو ةقيقدو  ،بحسلا بلط ضفر وأ لوبق .أ  و ،ةمدختسملا تاليهستلا لك وأ يأ ًايلك وأ ًايئزج يغلي وأ ضفخي نأ .ب  وأ ليمعلا راسعإ دعب تقو يأ يف تاليهستلا هذهب قلعتي اميف ةقحتسم غلابم ةيأل ًايلك وأ ًايئزج يروفلا دادسلاب ةبلاطملا .ج ،ليهست دنتسم يأل ماكحأ يأل هتفلاخم  وأ/و ،اً موي 30 هتدم ءاهنإلاب راعشإل كنبلا ميدقت دنع تاليهستلاب ةقلعتملاو ةقحتسملا غلابملا ضعب وأ لك ديدست بلط .د  هاندأ نيبم وه امك كنبلل ليمعلا ىلع ةلجؤم وأ ةلاح تامازتلا ةيأل نامضك ليمعلا لبق نم كنبلا عم ةيدقن غلابم ةيأ عاديا بلط .ه .)كنبلا اهررقي يتلا ةغيصلاب(  Page 10 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 ليهستلا ضرغ 3  ةاعارم عم( ليهستلا ضرع باطخ يف هيلع صوصنملا ضرغلل ليهستلا بجومب ةضرتقملا غلابملا ةفاك صيصخت ليمعلا ىلع نيعتي )تاليهستلا بجومب ضرتقم غلبم يأ مادختسا نم ققحتلا وأ ةبقارمب ًامزلم كنبلا نوكي الو ،ةقالعلا تاذ ةلودلا نيناوق  تادهعتلاو تارارقإلا 4  :هنأب ،هاندأ 2-4 دنبلا يف اهيلإ راشملا خيراوتلابو ليهستلا قئاثو خيراتب هنأب كنبلل ليمعلا دهعتيو رقي ،ليهستلا قئاثو عيقوت دنع 1-4 ؛اهبجومب ةكرشلا سيسأت مت يتلا ةلودلا نيناوقل اقفو يلوصأ لكشب ةلجسمو ةمئاق ةسسؤم نأ ،ةكرش ليمعلا نأ )أ(  تامازتلالا نوكت نأو ليهستلا قئاثو ميلستو ءادأو ماربإل ةمزاللا تاءارجإلا عيمج ذختا دقو ،ميلستو ءادأو ماربإ ةيحالص هيدل )ب( ؛ذيفنتلل ةلباقو ةمزلمو ةحلاصو ةينوناق ليهستلا قئاثو يف اهذاختا نلعملا  وأ هيلع ةقبطم نيناوق ةيأ )1( عم ليهستلا قئاثو يف اهيلع صوصنملا تالماعملل هئادأ وأ يف هماربإ ضراعتي نلو ضراعتي ال )ج(  ؛هلوصأل وأ هل مزلم كص وأ )3( ةيقافتا يأ عم وأ ةيسيسأتلا هقئاثو عم )2( :اهيلع لوصحلا بجوتملا وأ ةبولطملا تاضيوفتلا ةفاك )د(  ؛اهبجومب هتامازتلال لاثتمالاو هقوقح ةسراممو ليهستلا قاثو ماربإ نم ًاينوناق هنيكمتل )1( و ؛ةيداعلاو ةيراجتلا هتطشنأ ةسراممل )2(  ةيراس نوكت نأو اهيلع لوصحلا مت دق ،اهيف ةكرشلا سيسأت مت يتلا ةلودلا يف ليلدك ةلوبقم تاليهستلا قئاثو لعجل )3( لماك لكشب ةذفانو لوعفملا  ؛اهب ةكرشلا سيسأت مت يتلا ةلودلا يف هذافنإو ليهستلا قئاثو ىلع قيبطتلا بجاولا نوناقلا رايتخاب فارتعالا متي )ه(  ليهستلا قئاثو ىلع قبطملا ينوناقلا صاصتخالا نمض تاليهستلا قئاثوب قلعتي اميف هيلع لوصحلا متي مكح يأب فارتعالا متي )و( ؛اهيف هكرشلا سيسأت مت يتلا ةلودلا يف هذيفنتو  ،تاليهستلا قئاثو جاردإ وأ ليجست وا عاديا متي نأ يرورضلا نم سيل هنإف )ةلودلا نيناوقب ةموكحملا نامضلا ةيقافتا ادع اميف( )ز( بئارض وأ قيثوت وأ ليجست وأ عباوط موسر يأ عفد متي نأ وأ اهب سيسأتلا مت يتلا ةلودلا يف ىرخأ ةطلس وأ ةمكحم يأ ىدل ؛تاليهستلا ةيقافتا يف اهيلع صوصنملا تالماعملا وأ تاليهستلا قئاثوب قلعتي اميف وأ ىلع ةلثامم موسر وأ  ؛روظنملا لبقتسملا يف ًاسلفم نوكي نأ حجرملا نم هنأب ،بجاولا قيقحتلاب مايقلا دعب ،داقتعالل ببس دجوي الو ًاسلفم سيل )ح( ةحفاكمب قلعتملا 2010 ةدحتملا ةكلمملا نوناق كلذ يف امب اهب لومعملا داسفلا ةحفاكم نيناوقل لاثتمالاب هلامعأ ىرجأ )ط(  تاذ ىرخأ نيناوق ةيأو 1977 ةنسل بناجألاب ةقلعتملا داسفلا تاسراممب قلعتملا ةيكيرمألا ةدحتملا تايالولا نوناقو داسفلا فدهت تاءارجإو تاسايس ىلع ظفاحو عضوو )”داسفلاو ةوشرلا ةحفاكم نيناوق “( ىرخألا لودلا يف ةقبطملا ةقالعلا ؛)داسفلاو ةوشرلا ةحفاكم نيناوق( ـل لاثتمالا قيقحتو زيزعت ىلإ  ،مادختسال ةمزاللا صيخارتلا عيمجو ،صيخارت وأ لوعفملا ةيراس راجيإ دوقع وأ ،ىلع ةيراسو ةحيحص ةيكلم هيدل نوكي نأ )ي( ؛رضاحلا تقولا يف هب يرجت يذلا وحنلا ىلع هلامعأ ةلصاومل ةمزاللا لوصألا  تابلاطم نع ةبترم لقت الو يواست ةبترمب تاقوألا عيمج يف تاليهستلا قئاثو بجومب ليمعلا ةهجاوم يف كنبلا تابلاطم نوكت )ك( ؛ةنومضملا ريغ هنويد ةفاكل نينئادلا  ،)ليمعلا لح وأ ةيفصت وأ سالفإب قلعتت يتلا كلذ يف امب( ةيرهوج ةيرادإ تاءارجإ وأ ميكحت وأ يضاقت تاءارجإ يأ دجوي ال )ل( ؛ديدهتلل هلوصأ نم يأ ضرعت وأ هضرعت وأ )ليمعلا ملع بسح( ةقلعم ،ةيموكح ةطلس وأ ةمكحم يأ لبق نم وأ ىدل  يبلس ريثأت اهل نوكي دق يتلاو ةريخألا موي 180 ـلا ةدم لالخ فرظلا وأ ثدحلا كلذ رارمتسا وأ فرظ وأ ثدح يأ ثودح مدع )م( ؛يلاملا هعضو وأ ليمعلا طاشن ىلع يرهوج  تاليهستلا قئاثو لعج لجأ نم اهذيفنتو اهب ءافولاو اهب مايقلا بولطملا رومألاو طورشلاو لامعألا ةفاكب ءافولاو ذيفنتو ـب مايقلا )ن(  ؛تانيبك ةلوبقم  همدقي ينورتكلإ لماعت جمانرب يأ ىلإ لوصولا قح هيدل رخآ صخش يأ وأ هئالكو وأ هيريدمو هرداكو هيفظوم نم لك ىدل نوكي )س( لثمب ةلص تاذ ىرخأ تامازتلا ةيأو تالدعملاو ماكحألاو طورشلا هذه ىلع ةقفاوملل ةيحالصلاو ةردقلاو ةطلسلا ،ليمعلل كنبلا ؛اً يطخ وأ تنرتنإلا ربع وأ ًاينورتكلإ وأ ًايوفش قفاو ءاوس ،كلذل اقفو مزلم ليمعلا نوكيو تالماعملا هذه  نوكي الأو ةيداملا يحاونلا ةفاك نم ةقيقدو ةلماكو ةحيحص ليهستلا قئاثوب قلعتي اميف كنبلا ىلإ ةمدقملا تامولعملا نوكت نأ )ع( ىلع ًابلس رثؤت نأ ،اهنع فشكلا لاح يف ،اهنأش نم يتلاو كنبلل اهنع فشكلا متي مل فورظ وأ عئاقو يأب ملع ىلع ليمعلا و ؛ال مأ ليمعلل ليومتلا ريفوت ةيناكمإ سردي صخش يأ رارق  تاكرشلا ىدل نيلماعلا وأ ءاردملا وأ هيلثمم وأ هيدل نيلماعلا وأ ءاردملا نم يأ وأ هل ةعباتلا تاكرشلا نم يأ وأ ليمعلا مقي مل )ف(  ةيأ لحم )أ( صاخشأ وأ صخش لبق نم رادت وأ نم ةكولمم )”صخش”( ةئيه وأ درف وه ةعباتلا تاكرشلا يلثمم وأ ةعباتلا  Page 11 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 ةيلاملا ةرازول عباتلا ةيبنجألا لوصالا ةبقارم بتكم وأ ةيكيرمألا ةيلاملا ةرازو نع ةرداص تادييقت وأ تارارق نع ةبترتم تابوقع ةبحاص ةنازخ ةرازو وأ يبوروألا داحتإلا وأ ةدحتملا ممألا ةيعمجلل عباتلا نمألا سلجم وأ ةيكيرمألا ةيجراخلا ةرازو وأ ، ةيكيرمألا وأ عقت )ب( )”تابوقعلا “ب ةعمتجم اهيلإ راشي( ةدحتملا ةيبرعلا تارامإلا وأ دلبلا ،غنوك غنوه يف دقنلا ةطلس وأ ةلالجلا ،ناريا ،ابوك ،مرقلا لاثملا ليبس ىلع كلذ يف امب تابوقع لحم اهتموكح وأ يه نوكت ةقطنم وأ ةلود يف ةميقم وأ ةلجسم 2271 مقر ةيبوروألا ةيضوفملا رارق ةفلاخم ىلإ تادهعتلاو تارارقالا هذه يدؤت يذلا دحلا ادع اميف ايروس و ةيلامشلا ايروك .هتاليدعتو 1996 ةنسل  تاليهست يأ بجومب غلابم ةيأ تيقب لاح يف )ب( ،ةحاتإلا ةرتف لالخ )أ( ًايموي ةرركتم 1-4 دنبلا يف ةدراولا تانامضلاو تادهعتلا ربتعت 2-4 .بحس يأ خيرات ىلعو )ج( ةقلعم  يف ةدوجوملا كلت كلذ يف امب( ليهستلا قئاثو يف نامض وأ دهعت يأ حبصأ لاح يف تقو يأ يف كنبلا راطخإ ليمعلا ىلع بجي 3-4 .حيحص ريغ )هالعأ 1-4 دنبلا  تادهعتلا 5  :ليمعلل قحي ال ،رحلا ريعستلا طورش ىلع ءانبو ةيدايتعالا تالماعملا فالخب 1-5  لقن وأ ريجأت وأ عيبل ةيرايتخا ريغ وأ ةيرايتخا تناك ءاوسو )ال وأ ةلصلا تاذ ءاوس( تايلمعلا نم ةعومجم وأ ةيلمع يف لوخدلا )أ( ؛هلوصأ يأ يف فرصتلا وأ  ؛ليمعلل صخش يأ ىلع بترتم مازتلا يأ ءىربي وأ ليحي وأ عيبي نأ )ب(  ،ىرخأ تاباسح عم جمد وأ ةصاقم لحم رخآ باسح يأ وأ رخآ كنب ةحلصم وأ لاومالا حبصت ثيحب تابيترت ةيأ يف لوخدلا )ج( ،صخش يأ تامازتلإب قلعتي اميف ةيلعف وأ ةلاح تامازتلا ةيأ لمحت وأ صخش يأ حلاصل وأ ىلإ دهعت وأ نامض حنمب موقي نأ )د(  وأ  اهيلع قافتالا مت تالماعملا وأ تابيترتلا هذه لثم تناك اذإ امع رظنلا ضغب ةجيتنلا تاذ اهل نوكي ةيلضفت تابيترت يف لوخدلا )ه( .لوصألا دحأ ىلع ذاوحتسإلل وأ ةينويدملا ةدايزل ةليسوك ًاءادتبا  عم هيلع قفتملا وحنلا ىلع( نيمأتلا تاكرش ىدل وأ ةنسحلا ةعمسلا يوذ نيبتتكملا عم هلوصأو هلامعأ ىلع نيمأتلاب ليمعلا مزتلي 2-5 لامعأل ةلثامملا وأ اهسفن لامعألاب موقت يتلا تاكرشلل ةداتعملا دودحلا يفو رطاخملا كلت دض لوقعم لكشب فرصتي يذلا )كنبلا مدقي مل لاح يف كلذو )ليمعلا ةقفن ىلعو( هسفن ءاقلت نم ليمعلا نيمأت صلاوب نم يأ ديدجت يف قحلا كنبلل نوكيو .ليمعلا .ةيلاحلا نيمأتلا ةقيثو ءاهتنا خيرات نم دحاو عوبسأ لبق كنبلا ىلإ ةددجملا نيمأتلا ةقيثو ليمعلا  :ليمعلا ىلع بجي 3-5  ؛ةقبطملا داسفلاو ةوشرلا ةحفاكم نيناوق لاثتمالاب ةيراجتلا هلامعأ ةسرامم )أ(  Page 12 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  و ؛داسفلاو ةوشرلا ةحفاكم نيناوقل لاثتمالا قيقحتو زيزعت ىلإ فدهت تاءارجإو تاسايس ىلع ظافحلا )ب(  )ج(  عورشم يأل دئاوعلا هذه حنم وأ يف ةمهاسملا وأ ضارقإ وأ بحسلا دئاوع مادختساب رشابم ريغ وأ ةرشابم ةقيرطب موقي الأ نوكت وأ ليومتلا تقو يف نوكت يتلا ةقطنم وأ ةلود وأ صخش يأ لامعأ وأ تاطشن ليومت )أ( تاياغل صخش وأ كرتشم صخش يأ لبق نم تابوقعلا ةفلاخم اهنع مجني نأ نكمي يتلا لاكشألا نم لكش يأ يف )ب( ،تابوقعلل ةعضاخ هتموكح )رخآ صخش يأ وأ ًارمثتسم وأ ًاراشتسم وأ ًانماض صخشلا اذه ناكأ ءاوس ،بحسلا يف مهاسي صخش يأ كلذ يف امب( وأ ،هتاليدعتو 1996 ةنسل 2271 مقر ةيبوروالا ةيضوفملا رارق ةفلاخم ىلإ تادهعتلاو تارارقالا هذه يدؤت يذلا دحلا ادع اميف .داسفلاو ةوشرلا ةحفاكم نيناوق ةفلاخم ىلإ يدؤي دق ضرغ يأ )ت(  :هتامازتلإب ءافولا ليمعلا ىلع بجي 4-5  و ؛ليهستلا ضرع باطخ يف “ةيفاضإلا طورشلا” دنب يف ،تاليهستلا ةفاكب قلعتي اميف )أ( .ليهستلا ضرع باطخ يف دراولا ليهستلا اذهل “طورشلا” دنب يف ،ليهست لكب قلعتي اميف )ب(  تاعفدلا 6  :وه بحس يأل يعجرملا لدعملا 1-6

 )أ(  Page 13 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  ةلصلا يذ يعجرملا لدعملا قيبطت لالخ نم ةدحاولا ةنسلل ةيوئملا ةبسنلا ديدحت متي ،يراجتلا ليومتلا ليهستل ةبسنلاب :يلي امك اهديدحت متي ةرتف صوصخب  روبيآ تاليهست )1  يعجرملا لدعملا ةدم  بحسلا ةدم  روبيإ دحاو عوبسأ  نيعوبسأ نم لقأ  روبيإ دحاو رهش  دحاو رهشو نيعوبسأ نيب  روبيإ رهشأ ةثالث  رهشأ ةثالث ىتحو دحاو رهش نم رثكأ  روبيإ رهشأ ةتس  رهشأ ةثالث نم رثكأ  روبيروي تاليهست )2  يعجرملا لدعملا ةدم  بحسلا ةدم  روبيروي دحاو عوبسأ  لقأ وأ دحاو عوبسأ  روبيروي دحاو رهش  دحاو رهش ةياغلو دحاو عوبسأ نم رثكأ  روبيروي رهشأ ةثالث  رهشأ ةثالث ةياغلو دحاو رهش نم رثكأ  روبيروي رهشأ ةتس  رهشأ ةتس ةياغلو رهشأ ةثالث نم رثكأ  روبيروي ارهش رشع ينثا  ارهش رشع ينثا ةياغلو رهشأ ةتس نم رثكأ  لجألا ددحم اينوس لدعم تاليهست )3  يعجرملا لدعملا ةدم  بحسلا ةدم  دحاو رهش ةدمل لجألا ددحم اينوس ةشاش لدعم  لقأ وأ دحاو رهش  رهشأ ةثالث ةدمل لجألا ددحم اينوس ةشاش لدعم  رهشأ ةثالث ىتحو دحاو رهش نم رثكأ  رهشأ ةتس ةدمل لجألا ددحم اينوس ةشاش لدعم  رهشأ ةتس ىتحو رهشأ ةثالث نم رثكأ  ًارهش رشع ينثا ةدمل لجألا ددحم اينوس ةشاش لدعم  ًارهش رشع ينثا ىتحو رهشأ ةتس نم رثكأ  رفوس يعجرملا لدعم تاليهست )4  يعجرملا لدعملا ةدم  بحسلا ةدم  دحاو رهش ةدمل لجألا ددحم رفوس ةشاش لدعم  لقأ وأ دحاو رهش  رهشأ ةثالث ةدمل لجألا ددحم رفوس ةشاش لدعم  رهشأ ةثالث ىتحو دحاو رهش نم رثكأ  رهشأ ةتس ةدمل لجألا ددحم رفوس ةشاش لدعم  رهشأ ةتس ىتحو رهشأ ةثالث نم رثكأ  ًارهش رشع ينثا ةدمل لجألا ددحم رفوس ةشاش لدعم  ًارهش رشع ينثا ىتحو رهشأ ةتس نم رثكأ  روبيت تاليهست )5  يعجرملا لدعملا ةدم  بحسلا ةدم  دحاو عوبسأ ةدمل روبيت  دحاو عوبسأ نم لقأ  دحاو رهش ةدمل روبيت  دحاو رهش نم لقأو دحاو عوبسأ نم رثكأ

 رهشأ ةثالث ةدمل روبيت  رهشأ ةثالث ىتحو دحاو رهش نم رثكأ  رهشأ ةتس ةدمل روبيت  رهشأ ةتس ىتحو رهشأ ةثالث نم رثكأ  ًارهش رشع ينثا ةدمل روبيت  ًارهش رشع ينثا ىتحو رهشأ ةتس نم رثكأ  Page 14 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  فالخ يراجتلا ليومتلا تاليهست وأ ددجتملا ضرقلا دقعو لجأل ضرقلا دقع كلذ يف امب( ىرخألا تاليهستلا ةفاكل ةبسنلاب )ب( .تاليهستلا ضرع باطخ يف ةلصلا يذ ليهستلا صوصخب هيلع صوصنملا يعجرملا لدعملا نوكي ،)هالعأ ةحضوملا كلت  لاح يف ،وأ( اهنم لك قاقحتسا خيراوت يف ليهستلا ةلمعل اقفو ليهستلا قئاثو بجومب ةبولطملا تاعفدلا ةفاك ءارجإب ليمعلا موقي 2-6 ةدئافلا باستحا ةداعا متي نأ ىلع قاقحتسالا خيراتل يلاتلا لمعلا موي يف عفدلا متي نأ ،لمع موي سيل قاقحتسالا خيرات ناك .)لاحلا ىضتقم بسحب  )روجأو تاقفنو فيلاكتو ريخأتلا ةمارغو ةدئافو يساسأ نيد غلبم يأ اهيف امب( هتامازتلا ديدستو ءافولاب كنبلا ضيوفتب )أ( ليمعلا موقي 3-6 باسح يأ نم غلابملا هذه عاطتقا لالخ نم كلذو ليهستلا قئاثو بجومب ءادألا ةبجاوو عفدلا ةقحتسم غلابملا هذه نوكت امدنع متي ىتحو عفد مازتلا يأب قلعتي اميف تاعفدلا تامازتلا ةفاكو يأ نع ًالوؤسم ليمعلا ىقبي نأ ةطيرش ،كنبلل غلابملا كلت ليوحتو ريغ فوشكملا ىلع بحسلا ةدئاف قيبطت هيلع بترتي نأ نكمملا نم مصخ يأ نأب ليمعلا قفاويو رقي )ب( لماكلاب ءافيتسالا .ةيمسرلا  ةبيرض وأ/و ةفاضم ةميق ةبيرض ةيأ ةنمضتم ريغ تاليهستلا قئاثو بجومب ةعوفدملا غلابملا ةفاك نوكت ،كلذ فالخ ىلع صني ملام 4-6 قفاوتي امب بئارضلا ةفاك قبطتس .ةلثامم ىرخأ بئارض ةيأ وأ/و قيدصت وأ/و لامعأ وأ/و تامدخ وأ عئاضب وأ/و لامعتسا وأ/و تاعيبم .لاحلا يضتقي امك ىرخأ قئاثو ةيأ وأ ريتاوف رادصإب كنبلا موقيسو ةلصلا تاذ تاعيرشتلا عم  اذإ .نوناقلا اهبلطتي تايمسحلا هذه نكت مل ام ،غلبملا نم عاطتقإ وأ مسح يأ ءارجإ نود تاعفدلا ةفاكب مايقلا ليمعلا ىلع بجوتي 5-6 :نأ ليمعلا ىلع بجوتي هنإف )ةبيرض يأ باسح ىلع كلذ يف امب( نيعم غلبم زجح وأ عاطتقإ متي نأ نوناقلا بجوتسا  ناك يذلا غلبملا زجحلا وأ عاطتقإلا دعب يواسي غلبم ىلع ءاقبإلاو لصحي نأ كنبلل ىنستي ثيحب عدوملا غلبملا ةدايزب موق )أ( ؛زجح وأ عاطتقإ اذكه نوناقلا بجوتسي مل لاح يف كنبلا هيلع لصحيس  مهملست ديفت صاصتخإلا تاذ ةيبيرضلا تاطلسلا نم ةرداص ةقيثوب ،ةعفدلا هذه لثمب همايق نم موي 30 لالخ كنبلا دوزي نأ )ب(  و ؛زوجحملا وأ/و عطتقملا غلبملا  لكشب( اهدبكتيو كنبلا اهددحي يتلا غلابملا وأ ةيلوؤسملا وأ ةراسخلل يواسم غلبم عفدي نأب كنبلا بلط دنع ًاروف موقي نأ )ج( .ليهستلا قئاثوب ةقلعتملا ةبيرضلا ةجيتن )رشابم ريغ وأ رشابم  فقسلا وأ فقسلا راطإ يف ةقحتسملا غلابملا باستحا يف باسح يأل ةقحتسملاو اهتيوست متت مل دويق يأ ةميق مادختسا زوجي ال 6-6 .هب لومعملا ىعرفلا  وأ نهر وأ ديكأت وأ دهعت وأ نامض يأ يا ىلا ةفاضم نوكت ةلص تاذ تايقافتا يأو ليهستلا قئاثو يف اهيلع صوصنملا عفدلا تامازتلا 7-6 .كنبلل اقحال وأ نآلا حنمي ضيوعت وأ ةطلس وأ قح وأ ةلافك وأ يلام دنس وأ ةعيدو وأ ةروتاف وأ زجح  ةيقافتالا دونب ةيلالقتسا 7  هجو يأب ذيفنتلل لباق ريغ وأ نوناقلل افلاخم وا الطاب تاليهستلا قئاثو صوصن نم يأ لاوحألا نم لاح يأ يف حبصأ وأ ناك لاح يف ذافن وأ ةحص وأ ةيعرش الو صوصنلا ىقاب ذيفنت ةيلباق وأ ةحص وأ ةينوناق فعضي وأ رثؤي نل كلذ ناف ،قيبطتلا بجاو نوناق يأ بجومب .ىرخأ ةلود يأ نوناق بجومب لاوحألا نم لاح يأب صوصنلا كلت  ةصاقملا 8  بجومب ةئشانلا تاقحتسملا نم يأ مصخو ةيوستب مايقلا كنبلل زوجي ،نوناقلا بجومب كنبلل حونمملا صاقتلا ءارجا قح ىلإ ةفاضإلاب 1-8  يأ ىلع نامتئا ةدصرأ يأ كلذ يف امب( ليمعلل (HSBC ةعومجم ءاضعأ نم وضع يأ وأ( كنبلا ىدل ةدصرا يأ لباقم ليهستلا قئاثو لدعم لدعمب مازتلا يأ ليوحت كنبلل قحي ،)ةعيدو باسح يأ كلذ يف امب ،HSBC ةعومجم ءاضعأ نم وضع يأ ىدل ليمعلل باسح

 مازتلا يأ زجح ةلمع وأ عرفلا وأ عفدلا ناكم نع رظنلا ضغب ، ةصاقملا ضرغل ةيدايتعالا هلامعأ راطإ يف قوسلا يف دئاسلا فرصلا .ةفلتخم تالمعب تامازتلالا تناك لاح يف  يتلا تانامضلا ةفاكو يأ نم ًابسانم هاري امك مادختسا (HSBC ةعومجم ءاضعأ نم وضع يأ وأ( كنبلل قحي هنأب دكؤيو ليمعلا قفاوي 2-8 .هالعأ 1-8 دنبلاب ًالمع كنبلا قوقح ةسراممل ليمعلا نع ةباينلاب (HSBC ةعومجم ءاضعأ نم وضع يأ وأ( كنبلا ةزوحب  تانامضلا 9  ،نامضلا ةيقافتا بجومب ًانومضم ليهستلا ةيقافتا بجومب )هب ةطونملا وأ ةيلعفلا هتامازتلا ءاوس( هتامازتلا ةفاكل ليمعلا ذيفنت نوكي 1-9 ؛تدجو نإ  ةقحتسم ريغ وأ ةئراط تامازتلا يأ ةيطغتل كنبلا ىدل ةيدقنلا عئادولا ىلع ظافحلا وأ عضو ،كنبلا بلط ىلع ءانب ،ليمعلا ىلع بجي 2-9 ؛ليمعلا ىلع كنبلل  عفد لبق تقو يأ يف كنبلا اهبلطي تادنتسم ةيأ ذفني نأ وأ عقوي نأو ةبسانملا تاءارجإلا ذختي نا ،ةصاخلا هتقفن ىلعو ،ليمعلا ىلع 3-9 :لجأ نم كلذو ليهستلا قئاثوب ةقلعتملا تامازتلالا ةفاك ديدستو  ةنامض ةيأ وأ ةيكلم لقن وأ يلام غلبم وأ نهرلا لمشت دق يتلاو( نامضلا ةيقافتال ًاقفو بولطملا وأ دوجوملا نامضلا ذيفنت )أ( يأل كنبلا ةسراممل وأ ،)نامضلا ةيقافتا بجومب حونمم نامضك نوكت نأ بولطملا نم وأ نوكت يتلاو ،ىرخأ لوصأ ةيأ وأ ىرخأ ؛نوناقلا مكحب وأ نامضلا تايقافتا وأ ليهستلا ةيقافتا بجومب هتايحالص وأ هقوقح نم  بجومب هحنم عمزملا نامضلل ةهباشم وأ ةيواسم ةلودلا قاطن نمض عقت ليمعلل لوصأ وأ تاكلتمم يأ ىلع يكنب نامض حنم )ب( و ؛ةقالعلا تاذ نامضلا تايقافتا  .نامضلا ةيقافتا بجومب نامضلا عوضوم اهلعج عمزملا وأ نامضلا عوضوم لوصألا ليوحت ةيلمع ليهست )ج(  ةعجارملا 10  .ةعجارم خيرات يف ةعجارملل عضاخ )ةقبطملا يعرفلا فقسلا وأ فقسلا كلذ يف امب( ليهست لك نوكي 1-10  موقي ليدعت ةقيثو بجومب تاليدعتلا كلت ديكأت متي ،ليهستلا قئاثو ىلع تاليدعت ءارجإ ةعجارملا ةيلمعل ةجيتن كنبلا ررق نأ لاح يف 2-10 .)ةبولطم ةلدأ وأ تادنتسم ةيأ ميدقت ليمعلا ىلعو( اهب ليمعلا ديوزتب كنبلا  غلبملا عفد ليمعلا ىلع بجوتي هنإف ،ةعجارملا روجأ ىلع 2-10 ةداملا صن يف هالعأ اهيلا راشملا ليدعتلا ةقيثو تصن لاح يف 3-10 .ليدعتلا ةقيثو رادصإ نيح بلطلا دنع ةعجارملا روجأب قلعتملا  :ليمعلا ىلإ تاليدعتلا هذهل كنبلا لاسرإ نم لمع موي 25 لالخ ليدعتلا ةقيثو ىلع قافتالا نم ليمعلاو كنبلا نكمتي مل لاح يف 4-10 اذه اهسمي يتلا تاليهستلاب ةقلعتم ةعوفدم ريغ غلابم ةيأ نوكت نأ ىلع تاليهستلا ضعب وأ ةفاك ءاغلإ كنبلل قحي هنإف )أ(  ؛روفلا ىلع عفدلا ةبجاو ءاغلالا  ةيلعف تامازتلا ةيأ ةيطغتل كنبلا اهبلطي يتلا تاباسحلا يفو طورشلا سفنب كنبلا حلاصل ةيدقن ةعيدو صيصختب ليمعلا موقي )ب( ليهست يأب ةقلعتملاو )ةيدنتسملا تانامتئالاو تانامضلا عيمج ،رصحلا ال لاثملا ليبس ىلع( كنبلل ةقحتسم ريغ وأ ةئراط وأ .ئراط  3-2 دنبلا نع ةبترتملا كنبلا قوقح نم دحلل سيلو ىرخألا هقوقحل ةفاضإ يه 10 دنبلا اذه بجومب ةحونمملا كنبلا قوقح نوكت  .هالعأ  تاقفنلاو فيلاكتلاو موسرلا 11  قلعتي اميف لوقعم لكشب كنبلا اهدبكتي يتلا تاقفنلاو موسرلاو فيلاكتلا ةفاك ،بلطلا دنعو ًاروف ،كنبلل عفدي نأ ليمعلا ىلع بجوتي 1-11 :يلي امب  Page 15 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 و ؛)تدجو نإ ،نامضلا ةيقافتاو( ليهستلا قئاثو ذيفنتو دادعإو ضوافتلا )أ( .ليهستلا قئاثوب قلعتي اميف ةقفاوم وأ نع لزانت وأ ليدعت يأ )ب(  Page 16 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  كنبلا ةظفاحمب قلعتي اميف كنبلا اهدبكتي يتلا تاقفنلاو موسرلاو فيلاكتلا ةفاك ،بلطلا دنعو ًاروف ،كنبلل عفدي نأ ليمعلا ىلع بجوتي ةزايح وأ ذيفنتل ةجيتن هدض وأ كنبلا نم اهذاختا متي ةينوناق تاءارجإ وأ ةيقافتا ةيأو ليهستلا قئاثو بجومب اهذيفنتو هقوقح ىلع ضيوعتلا ساسا ىلع( ةينوناقلا فيلاكتلا ،رصحلا ال لاثملا ليبس ىلع كلذ يف امب ،قوقحلا ذافنإ وأ نامضلا ةيقافتا بجومب نامضلا .ليهستلا قئاثوب قلعتي ام لك يف كنبلا فيراصمو بئارضلاو ،)لماكلا  2-11  تاليهستلاب قلعتي اميف كنبلا هلمحتي مازتلا وأ ةيلوؤسم ةيأ وأ رئاسخ وأ رارضأ ةيأ نع هضيوعتو ةيلوؤسملا نم كنبلا ءافعا ليمعلا ىلع .كنبلا لبق نم ةمدقملا  3-11  يساسالا غلبملا ىلا ،ليهستلا قئاثو بجومب كنبلل ليمعلا ىلع قحتسم )يساسألا غلبملا ءانثتساب( غلبم يأ ةفاضإ متي .ليهستلا قئاثو بجومب قحتسملا  4-11  .ليهستلا قئاثو يف اهيلا راشملا ديعاوملا يف ليهستلا قئاثو يف اهيلإ راشملا موسرلا عيمج كنبلل عفدي نا ليمعلا ىلع  5-11  ،ليهستلا كلذ دادسل ددحملا خيراتلا لبق )يئزج وأ يلك لكشب( ًاركبم ليهستلا ةميق ديدست مت لاح يف هنأ ىلع دكؤيو ليمعلا رقي طوحتلل رسكلا ضيوعت فيلاكت لماك عفد ليمعلا ىلعو .ةدئافلا نم طوحتلل رسكلا ضيوعت فيلاكت ىلع لوصحلا يف قحلا كنبلل نإف .كلذ ليمعلا نم كنبلا بلط دنع ةقالعلا تاذ ةدئافلا نم  6-11  ليهستلا ةلمعو ةلمعلا ضيوعت  12  عفدلا قحتسم غلبملا اذه ناك لاح يف )”ىلوألا ةلمعلا”( نم ،كنبلل ليمعلا لبق نم عفدلا قحتسم غلبم يأ ليوحت بجو لاح يف :ضرغب )”ةيناثلا ةلمعلا”( ىرخأ ةلمع يف  وأ ؛ليمعلا دض تابثإ وأ ىوكش ميدقت )أ(  1-12  مايأ ةثالث لالخ ،لقتسم مازتلاكو ،ليمعلا ىلع ،ةاضاقملا وأ ميكحتلا تاءارجإب قلعتي يئاضق رارق وأ رمأ ذافنإ وأ ىلع لوصحلا )ب( ليوحتلا ةيلمع نع جتنت ةيلوؤسم ةيأ وأ رئاسخ وأ فيلاكت ةيأ نع كنبلا ضوعي نأ ،بلطلا دنعو لمع  .ليمعلا بلط ىلع ةقفاوملاب ،كلذب ًامزلم نوكي نأ نود ،كنبلل قحي هنإف ،ةليدب ةلمعب ليهستلل بحس يأ ليمعلا بلط لاح يف 2-12 ءانب كنبلا هبستحي يذلا وحنلاب( ةيبنجألا فرصلا تالدعم تابلقت ببسبو ،ةليدبلا ةلمعلاب نوكي دق بحسلا نأ ىلع ليهستلا صن اذا 3-12  ،يعرفلا فقسلا وا فقسلا اهليوحت دنع ليهستلا ةلمع تزواجت اذا )قلطملا هريدقت ىلع ءانب كنبلا اهددحي يتلا فرصلا تالدعم ىلع  :يلي امب مايقلاب ليمعلا مزتليف  حبصت ثيحب ةقالعلا تاذ تاليهستلا يف ةقحتسملا غلابملا ضيفختل مزاللا غلبملاب تاليهستلا ديدستب روفلا ىلع موقي نأ )أ( وأ ،يعرفلا فقسلا وا فقسلا تحت  لكشلاب ةدوجوملا ةنامضلا ةيقافتا نمض ةيفاضا ةلافك وأ ةديدج ةنامض ميدقتب ليمعلا موقي ،كلذ ىلع كنبلا ةقفاوم لاح يف )ب( .يعرفلا فقسلا وا فقسلا زواجت نم لمع مايأ )5( ةسمخ لالخ كنبلا هلبقي يذلا نومضملاو  فورظلا ريغت 13  قئاثو يف هيلع صوصنملا وحنلا ىلع هتامازتلا ذيفنتب HSBC ةعومجم ءاضعأ نم وضع يأ وأ كنبلا موقي نأ ينوناق ريغ حبصأ لاح يف 1-13 كنبلا بلط روف ،ليمعلا ىلعو ،تاليهستلا ءاغلإ روفلا ىلع متيس هنإف ،تابوحس يأب ظفتحي نأ وأ ردصي نأ وأ لومي نأ وأ ليهستلا :يلي امب موقي نأ كلذ هنم  و ؛)ةيمكارتلا ةدئافلا ةفاك كلذ يف امب( ليهستلا قئاثو بجومب عفدلا ةقحتسملا غلابملا ةفاك روفلا ىلع ددسي نأ )أ(

 ىلع ةقحتسم ريغ وأ ةئراط تامازتلا يأ ةيطغتل كنبلا اهبلطي يتلا تاباسحلا يفو طورشلل ًاقفو كنبلا ىدل ةيلام عئادو عضو )ب( يأب قلعتي اميف )ةمئاقلا ةيدنتسملا تادامتعإلاو تانامضلا ةفاك ،رصحلا ال لاثملا ليبس ىلع ،كلذ يف امب( كنبلل ليمعلا .ئراط ليهست  ـل ةجيتن ،اذإ 2-13  ناك ءً اوس( لاملا سأر ةيافك تابلطتمب قلعتي نوناق يأل )هقيبطت وأ هليوأت يف رييغت وأ( هرييغت وأ ماظن وأ نوناق يأ ضرف )أ(  ينامتئالا فينصتلا يف رييغت يأ )1( :كلذ يف امب ،)كنبلا وأ ميظنتلا ةهج وأ ةيموكحلا بجومب قيبطتلا وأ ةرادالا وأ ريسفتلا ،لاملا سأر ةمئالم تايلمعب قلعتي اميف ةقبطم ةينامتئا رطاخم يأ عم لماعتلا يف رييغت يأ )2( ؛)هديدحت متي امفيك( ليمعلل نامض يأ ذافن ىلع ريثأتلا هنأش نم نوناق يأ يف رييغت يأ وأ ةميقلا ةبسن عم مئالتيل ضرق يأ يف رييغت يأ ،كلذ يف امب ىلع موقت ىرخأ ةقيرط ىلإ ةيسايقلاو ةعبتملا ةقيرطلا يف كنبلا لبق نم يرايتخا رييغت يأ )3( ؛ةيدقاعت تابيترت ةيأ وأ هب موقي يمازلإ رييغت يأ وأ ةمدقتملا ةقيرطلا ىلا ةيساسألا مييقتلا ةقيرط نم لاقتنالا وأ ةمظنملل يلخادلا مييقتلا ساسأ ةقيرط قيبطت يف ةمدختسملا ةقيرطلا يف كنبلا هب موقي يرايتخا رييغت يأ )4( .بقارملا بلط ىلع ءانب ةقيرط يأل كنبلا بقارملا بلط ىلع ءانب ةقيرطلا كلتل كنبلا هب موقي يمازلا رييغت يأ وأ ةمدقتملا يلخادلا مييقتلا ةقيرط وأ يلخادلا مييقتلا وأ ،ةيليغشتلا رطاخملل ةفلكت يأ )5( وأ ،ليدعت يأ هنع جتني كنبلل ةينامتئالا رطاخملا مييقت ةقيرط يف رخآ رييغت يأ وأ  :مت ،ليهستلا قئاثو خيرات دعب ردصي نوناق يأل لاثتمالا )ب(  ؛يلكلا كنبلا لامسأر يف وأ ليهست يأ نم ةدئافلا لدعم ضيفخت )1(  وأ ؛ليهستلل ليومت يأ ميدقتب رارمتسالا وأ ميدقت ىلع ةدئاز وأ ةيفاضإ فيلاكت يأ )2( ،ليهستلا قئاثو بجومب عفدلا بجاوو قحتسم غلبم يأ ضيفخت )3(  لاح يف يلصالا لدعملا ىلإ كنبلا دئاع لدعم ةداعإ ىلع لمعي غلبمب ةدئافلا لدعم ةدايز كنبلل عفدي نأ ،بلطلا دنعو ،ليمعلا ىلع .ةقالع تاذ قبس امم يأ لوصح  .ةدئافلا نم ةعفد اهنا ىلع اهعم لماعتلا متي الو فيلاكتلا نع ضيوعت اهنأب 2-13 دنبلا بجومب ليمعلل ةقحتسم غلابم ةيأ ربتعت 3-13 لثم ىلع مساح ليلد ةداهشلا هذه ربتعتو هالعأ 2-13 دنبلا بجومب اهيلع صوصنم فيلاكت ةيأب ةداهش ليمعلل مدقي نا كنبلا ىلع 4-13  .فيلاكتلا كلت  موقي نأ بلطتي هنأ ربتعي وأ بلطتي ام ليهستلا قئاثو يف سيل حئاول وأ نوناق يأل لاثتمالا ةجيتن وأ قيبطت وأ ذيفنتل ةجيتن ،لاح يف 5-13 .ةيلخادلا ةيلاملا هنوؤش تابيترتب قلعتي ام وأ هلامسأر كنبلا اهيف مدختسي يتلا ةقيرطلاب ةقلعتملا تامولعملا نع فشكلاب كنبلا  ةرهاقلا ةوقلا 14  لكشب ءاوس صخش يأ اههجاوي وأ اهدبكتي ةينوناق ةيلوؤسم وأ فيلاكت وأ رئاسخ وأ رارضأ ةيأ نع ليمعلا مامأ ًالوؤسم كنبلا ربتعي ال كلذ يف امب ،كنبلا ةرطيس قاطن جراخ رخآ ثدح يأ وأ ةيموكحلا تاسسؤملا وأ ةموكح يأ نم لمع يأ ةجيتن يئزج وأ يلك دوهجلا ىصقأ لذبب كنبلا موقي نأ ىلع ،ةقاطلا تادوزم لطعت وأ اهلطعت وأ تادعملا فلتو ،ةيعيبطلا ثراوكلاو ةيعانصلا تابارضالا .هعورف يف صوصخلا اذهب تانالعاو تاراطخإ عضو لالخ نم ةعقوتم تاريخأت يأ صوصخب هئالمع راعشإل  لزانتلا مدع 15  امك .قوقحلا كلت نع كنبلا لبق نم ًالزانت ربتعي ال ليهستلا قئاثو بجومب هقوقح نم يأل كنبلا ةسرامم يف رخأت وأ قافخإ يأ نإ  اهيلع صوصنملا قوقحلا نإ .ىرخألا هقوقح نم يأ ةسرامم نم كنبلا عنمي ال قوقحلا هذهل يئزج وأ يدارفنا لكشب ةسرامم يأ نأ .نوناقلا مكحب هيلع صوصنم قحب ةروصحم تسيلو ةيمكارت قوقح يه ليهستلا قئاثوو قئاثو يف  ةيدرفلاو ةكرتشملا ةيلوؤسملا 16  :ليهستلا قئاثو يف كلذ فالخ ىلإ ةراشإلا متي مل امو دحاو صخش نم رثكأ ليمعلا ناك لاح يف 1-16  و ؛ساسألا اذه ىلع دهعتو ةيقافتا لك ريسفت متيو كارتشالابو ًادرفنم لوؤسم صخش لك نوكي )أ(  ةيحالص مدعل ببس يأ )1( :يلي امم يأب ةقيرط يأب كنبلا هاجت ماكحألا هذه يف اهيلع صوصنم صخش يأ ةيلوؤسم رثأتت ال )ب( قلعتي اميف كنبلا اهيلع لصحي تانامض يأ وأ ليهستلا قئاثو يف فرط نوكي صخش يأ ذيفنت مدع وأ لاطبإ ةيناكمإ وأ  Page 17 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 ةنيبملا تايلوؤسملا يف ةدايز وأ رييغت ةيلمع يأ وأ كنبلا هب موقي ءافعإ يأ )2( .اهنم ءزج يأ وأ ليمعلاب ةصاخلا تامازتلالاب .رخآ صخش يأ عم تابيترت ةيأب مايقلا وأ ،طورشلا هذه يف  ةيقافتالا هذه نم عافتنالا 17  .)لاحلا ىضتقم بسح( مهنع نوبوني نمو مهتثروو مهئافلخو ليمعلاو كنبلا حلاصمو عفانم نمضتو ةمزلم ليهستلا ةيقافتا نوكت  ةلاحإلا 18  .كنبلا نم ةقبسم ةيطخ ةقفاوم نودب ليهستلا قئاثو بجومب هتامازتلا وأ هقوقح نم يأ لقن وأ ةلاحإ ليمعلل قحي ال 1-18 :ىلإ ليهستلا ةيقافتا بجومب هتامازتلا وأ هقوقح نم ًايأ لقني وأ تقو يأ يفو ليحي نأ كنبلل 2-18  ضرغل اهؤاشنإ مت وأ يف ةطرخنم ىرخأ ةهج ةيأ وأ ليومت ةسسؤم وأ يصو ىلإ وأ ىرخأ ةيلام ةسسؤم وأ رخآ كنب يأ )أ(  وأ ؛ىرخأ ةيلام لوصأ ةيأ وأ ةيلاملا قاروألا وأ ضورقلا رامثتسا وأ ءارش وأ ،ءاطعإ  ؛كلت ليهستلا قئاثو اهب قلعتت يتلا لامعألا وأ لوصألا وأ ةيلامسأرلا همهسأ نم صلختلا وأ ديحوتو جمد ةيلمع دعب هفلخ )ب( وأ ؛HSBC ةعومجم ءاضعأ نم وضع يأ )ج(  5 لالخ حيرص ضارتعإ يأ مدقي مل اذإ ةحارص قفاو دق ناك ول امك ليمعلا ربتعيو( ةقبسملا ليمعلا ةقفاومب ،رخآ صخش يأ )د( .)كنبلا بلط خيرات نم لمع مايأ  ةددحملا تارتفلا 19  ميدقتب كنبلا موقي ىتح ليمعلا حلاـصل اهب ةقلعتم تايقافتا ةيأ وأ ليهـستلا ةيقافتا نع ةئـشان قوقح يأل ةددحم تارتف يأ أدبت ال .بلط لك دودحبو بلط لك ميدقت خيرات نم بلطلا ةرتف أدبتف دحاو بلط نم رثكأ ميدقت مت اذاو ،ليمعلل يطخ بلط  تالاصتالا 20  ضوفم صخـش نم ةردا ـص اهنأب لوقعم لكــشب دقتعي يتلاو ،ىرخأ تالاـصتا وأ تالــسارم وأ تاميلعت يأ ىلع دمتعي نأ كنبلل قحي 1-20 ةيلوؤـــسم وأ فيلاكت وأ رئاـــسخ وأ رارـــضأ يأ نع بلطلا دنع كنبلا ضيوعت ىلع ليمعلا قفاويو ،ليمعلا ليثمتل لوخم وأ/و عيقوتلاب .تالاصتالا وأ تاميلعتلا هذه نم يأ ىلع دامتعالاب كنبلا فرصتب قلعتي اميف وأ نع ةئشانلاو صخش يأ اهدبكتي  وأ تاـباـطخلا ةـطــــساوب ،كـلذ ريغ ىلإ ةراــــشإلا متي مل اـم ،ًاـيطخ لـيهــــستلا قئاـثوب قلعتي اـميف وأ بـجومب تالاــــصتالا ةـفاـك متت 2-20  .SWIFT لئاسر  وأ بجومب وأ اهميلـست متي ةقيثو يأ وأ لاـصتا يأل )هيلإ البلا متي يذلا ،دجو نإ ،فظوملا وأ مـسقلاو) SWIFT ناونعو ناونعلا نوكي 3-20 ناونع وأ ليدب ناونع يأ وأ ليهـــستلا ضرع باطخ يف ليمعلاو كنبلا نم لك صخي اميف ددحملا وه ليهـــستلا قئاثوب لـــصتي اميف  .لمع مايأ 5 نع لقي ال امب قبسم راعشإ لالخ نم رخآلا رطخي نأ ليمعلا وأ كنبلا ىلعو فظوم وأ ةرادإ وأSWIFT  :ةيلاتلا تالاحلا نم لك يف اهميلست مت دق هنأب ليمعلا ىلإ اهميلست وأ اهلاسرإب كنبلا موقي ةقيثو وأ لاصتا يأ ربتعي 4-20 ؛SWIFT ةلاسر ةطساوب لاصتالا مت لاح يف )أ(  و ؛ليمعلا ناونع يف اهكرت وأ ديلاب اهميلست متي ةلاسر ةطساوب لاصتالا مت لاح يف )ب(  ديرب يف اهعاديا دعب لمع مايأ )5( ةـسمخ لالخ ىلوألا ةجردلا ديربب هميلـست متو باطخ قيرط نع لاـصتا يأ مت لاح يف )ج( .ليمعلا ناونع ىلإ هجوم فلغم يف ،ىلوألا ةجردلا  ةرئادلا لبق نم يلعف لكـشب اهمالتـسا دنع اهميلـست مت دق هنأ كنبلل ليمعلا لبق نم اهميلـست مت وأ تمدق ةقيثو وأ لاـصتا يأ ربتعي 5-20 .كنبلا لوؤسم لبق نم وأ ةينعملا  ءاهنإلاو تاليدعتلا 21  Page 18 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 يف طرـش يأ ءاغلأ وأ ليدعت زوجي ال ،نامـضلا ةيقافتا يف رخآ طرـش يأ هب حمـسي ام ءانثتــسابو هاندأ 3-21 و 2-21 دنبلا ةاعارم عم 1-21 .ليمعلاو كنبلا نم لك نم ةقبسم ةيطخ ةقفاوم نودب ليهستلا قئاثو  نا لبق تنرتنالا عقوم ىلع هرـشن مت دق ريغت وا ليدعت يأ نا املاط ماكحالاو طورـشلا هذه ءاغلا وا ليدعت كنبلل قحي هناب ليمعلا رقي 2-21 .هليعفت متي  نوناقلا بجومب بولطم ءاغلا وأ ليدعتلا كلذ هيف نوكي يذلا دحلا ىلإ ليهستلا قئاثو صوصن نم يأ ءاغلا وأ ليدعت ًادرفنم كنبلل زوجي 3-21 .ةنيعملا لاملا قوس ةئيه نم تاهيجوت وأ ةحئال يأ وأ هب لومعملا  وأ/و ليهــستلا ءاغلا كنبلل قحي ،رثكأ وأ ليهــستب قلعتي اميف كلذو ليهــستلا ةقيثو يف كلذ فالخ ىلع صني ملام هناب ليمعلا رقي 4-21 ىف ةقح نع لزانتلاب ةحارـص ليمعلا رقي امك .ىئاـضق رما وا مكح ىلع لوـصحلا ىلا ةجاحلا نودب )اهنم ءزج يأ وا( ليهـستلا قئاثو .طورشلاو ماكحألا هذه بجومب ءاغلالا وا ءاهنالا ةلاح ىف كنبلا نم راطخا ىلع لوصحلا  5-21  هب لومعملا يعجرملا لدعملا لادبتـــسال ليومتلا قئاثو ليدعت كنبلل زوجي هنإف ،يـــسايق لاقتنا ثدح عوقو لاح دعب وأ يف )أ(  ءارجإ يأ نود ذافنلا خيرات نم ًارابتعا لوعفملا يراـس ليبقلا اذه نم ليدعت يأ حبـصي فوـسو .يـسايق ليدبب تقولا كلذ يف بـناـج نم روكذـملا لـيدـعتلا ىلع ضارتعالاـب ًاـيطخ ًاراـطخإ كـنبلا يقلت مدـع ةـطيرــــش ،لـيمعلا بـناـج نم ىرخأ ةـقفاوم وأ رخآ .كنبلا لبق نم ليدعتلاب ليمعلا البإ دعب رشاعلا لمعلا موي يف ةلودلا يف ًارصع 5:00 ةعاسلا لولحب ليمعلا  يف تاـــضوافم يف روفلا ىلع لوخدلا كنبلاو ليمعلا ىلع نيعتي ،)أ( ةرقفلل ًاقفو ضارتعالاب ًايطخ ًاراطخإ كنبلا ملتـــسا اذإ )ب( تقولا كلذ يف هب لومعملا يعجرملا لدعملا لادبت ــسال ليهـــستلا قئاثو ىلع تاليدعتلا ىلع ةقفاوملا فدهب ةين ن ــسح نم لمع موي 30 لالخ لاح يأ يفو ضارتعالاب ًايطخ ًاراطخإ كنبلا ىقلتي نأ دعب ًايلمع نكمم تقو برقأ يف يـسايق ليدبب خيراـتك لـيمعلاو كـنبلا نيب هـيلع قفتملا خيراـتلا يف ذاـفنلا زيح لـيبقلا اذـه نم تاليدـعت يأ لـخدـت .تاــــضواـفملا هذـه ءدـب .نايرسلا  ةرادإو قيبطت ليعفت لجأ نم ةبسانم كنبلا اهاري ةيئانثتسا تارييغت يأ ءارجإ كنبلل قحي ،يسايقلا ليدبلا قيبطت صخي اميف )ج( ىلإ فدهت تاليدعت يأو .ليدبلا رفوت مدع لاح يف تاعجارتلا نيمــضتل تارييغت يأو رخآل نيح نم روكذملا يــسايقلا ليدبلا ءارجإ يأ ىلإ ةجاحلا نود ليمعلل روكذملا ليدعتلا البإب كنبلا مايق دعب لوعفملا ةيراــس حبــصتــس ةروكذملا تارييغتلا ذيفنت .ليمعلا بناج نم ىرخأ ةقفاوم وأ رخآ  دنبلل ًاقبط كنبلا هذختي دق رايتخا وأ رارق يأو .هالعأ )أ( ةرقفلا بجومب هقوقح ة ـسراممل عبات اذإ ليمعلا البإب كنبلا موقي ـس )د( .كنبلل قلطملا ريدقتلل ًاقفو هذاختا زوجيو يلج أطخ كانه نكي مل ام ًامزلمو ًامساح نوكيس اذه 21  بولطملا وأ ةذـفنملا تاليدـعتلا لـيعفت وأ ةزاـجإ لـجأ نم هـل حاـتملا ءارجإلا ذاـختا ،كـنبلا بـلط ىلع ءً اـنب ،لـيمعلا ىلع نيعتي )ه( )ه( ةيامح وأ ليعفت نامض لجأ نم ،ليومتلا قئاثو صوصخب ةلافك وأ ةنامض يأ حنم لاح يف ،كلذكو اذه 21 دنبلل ًاقبط اهذيفنت .ليبقلا اذه نم ةلافك وأ ةنامض يأ نايرس ىلع ءاقبإلا وأ  .ليهستلا قئاثو يف رخآ مكح يأ نع رظنلا ضغب اذه 21 دنبلا قيبطت متي )و( :اذه 21 دنبلا يف )ز(  بكرم وأ طيـسب ةرطاخملا نم يلاخ دئاع لدعم نوكي دق يذلا( ليدبلا يـسايقلا لدعملا )أ( :غلبم ينعي ييسايقلا ليدبلا موقي رخآ لدعم يأ وأ ددحم لجأل لدعم وأ تباث لدعم وأ يزكرملا كـنبلا لـبق نم ددـحم لدـعم ،لاـحلا ىــــضتقم بــــسح ،وأ  ددحتل ةيلآ وأ ليدب لدعم نأـشب ةيـصوت وأ رايتخا يأل )1( ةبجاولا ةاعارملا دعب كنبلا لبقِ نم هرايتخا مت يذلا )هباـسحب كنبلا وأ ددجتم قوـس قافتا يأ )2( وأ )ةيموكحلا ةئيهلا كلت لبق نم ةلكـشم ةنجل وأ( ةينعم ةيموكح ةئيه بناج نم لدعملا كلذ ؛يسايقلا ليدبلا ليدعت )ب(و تقولا كلذ يف هب لومعملا يعجرملا لدعملل ليدبك ةدئافلا لدعم ديدحت صوصخب ذئنيح دئاس .ليومتلا قئاثو ضارغأل رفص يسايقلا ليدبلا رابتعا متيس ،رفصلا نم لقأ ددحملا يسايقلا ليدبلا ناك اذإ ،هنأ ةطيرش  وأ ،يـشماهلا ليدعتلا ،ةقبطم ةدئاف ةرتف لك صوـصخب ليدبلا يـسايقلا لدعملا صوـصخب ،ينعي ييسايقلا ليدبلا ليدعت كنبلا بناج نم هرايتخا مت يذلا )رفـــص وأ ةبلاــس وأ ةبجوم ةميقب نوكي دق يذلا( ،يــشماهلا ليدعتلا كلذ ديدحت ةليــسو ةاـعارملا دـعب تـقولا كـلذ يف هـب لومعملا يعجرملا لدـعملل ًارظاـنم هـلعج لـجأ نم لـيدـبلا يــــساـيقلا لدـعملا لـيدـعت ضارغأل لدعملا لادبتسا صوصخب وأ يشماهلا ليدعتلا كلذ ديدحتل ةيلآ وأ يشماهلا ليدعتلا نأـشب ةيـصوت وأ رايتخا يأل )1( ةبجاولا كلت لبق نم ةلكـــشم ةنجل وأ( ةينعم ةيموكح ةئيه بناج نم ليدب يـــسايق لدعمب تقولا كلذ يف هب لومعملا يعجرملا  Page 19 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL

 لادبت ـسا صو ـصخب وأ ي ـشماهلا ليدعتلا ديدحت صو ـصخب ذئنيح دئاــس وأ ددجتم قوــس قافتا يأ )2( وأ )ةيموكحلا ةئيهلا .ليدب يسايق لدعمب تقولا كلذ يف هب لومعملا يعجرملا لدعملا  :ةنلعم ةرتف يأل يعجرملا لدعملا صوصخب ةيلاتلا ثادحألا نم رثكأ وأ دحاو عوقو ينعي يسايقلا لاقتنالا ثدح  ريغ لجأل وأ مئاد لكـشب ةنلعم ةرتف يأل يعجرملا لدعملا رـشن فقو متيـس وأ فقو مت هنأ ىلع صني يمـسر ماع نايب )أ( ؛ىمسم  ةنلعم ةرتف يأل يعجرملا لدعملا نأ نلعي يعجرملا لدعملا ريدم صو ـصخب ةيباقرلا ةهجلا نع يم ـسر ماع نايب رود ـص )ب( وأ ؛اً دمتعم دعي مل لبقتسملا يف ددحم خيرات نم وأ ًادمتعم دعي مل  ةيدرفلا وأ ةكرتــشملا ةينامتئالا تاليه ـستلا نم لقألا ىلع ة ـسمخ نأب هبناج نم رارق هراد ـصإ بقع كلذل كنبلا رايتخا )ج( يعجرملا لدعملا نم الدب ،يـسايق ةدئاف لدعمك لمتـشت تقولا كلذ يف ةلـص تاذ ةلمعب ةددحملا ًايلاح ةددـسملا ريغ .يعجرملا لدعملا لحم لحيل ةديدج يسايق ةدئاف لدعم ىلع ،ةلمعلا كلت صوصخب  راعـشإ وأ موـسرم وأ رمأ يأب تامولعم رـشن وأ رـسعم ريدملا كلذ نأ روهمجلل هفرـشم وأ يعجرملا لدعملا ريدم نلعي نأ )د( فلخ وأ ةيميظنت ةئيه وأ ة ــصروب وأ ميكحت ةئيه وأ ةمكحم ىدل عاديإ متي نأ وأ ،هفـــصو ناك امفيك ،عاديإ وأ ة ــضيرع وأ ،ةنلعم ةرتف يأل يعجرملا لدعملا ميدقت يف رارمتسالل ريدملل يميظنت وأ لثمم  .ةنلعم ةرتف يأل يعجرملا لدعملا مادختسا فقوت روهمجلل هفرشم وأ يعجرملا لدعملا ريدم نلعي نأ )ه(  دعومو خيرات هنأ ىلع هالعأ )أ( ةرقفلا بجومب هب لـيمعلا راـطخإب كـنبلا موقي يذلا دعوملاو لـمعلا موي )1( ينعي ذايفنلا خيرايت ،بحـس لك صوـصخب ذافن خيراوت ديدحت ،دحاو بحـس نم رثكأ دوجو لاح يف ،كنبلل زوجيو اذه 21 دنبلل ًاقفو تاليدعتلا ذافن زوجيو اذـه 21 دـنبلل ًاـقفو تاليدـعتلا ذاـفن دـعومو خيراـت هـنأ ىلع هالعأ )ب( ةرقفلا بـجومب ددـحملا دـعوملاو لـمعلا موي )2( وأ عقو اذإ ،نيتلاحلا اتلك يف ،هنأ طرــشب بحــس لك صوــصخب ذافن خيراوت ديدحت ،دحاو بحــس نم رثكأ دوجو لاح يف ،كنبلل :ةدئافلا ةرتف موي رخآ لبق ذافنلا خيرات  كلذل تقولا كلذ يف هب لومعملا يعجرملا لدعملا رمتـــسيـــس ةينعملا ةدئافلا ةرتفل بحــسلا كلذل يعجرملا لدعملا )أ( و ؛ةينعملا ةدئافلا ةرتفل بحسلا  .ةينعملا ةدئافلا ةرتف ةياهن يف بحسلا كلذل هثودح ربتعيس بحسلا كلذل ذافنلا خيرات )ب(  ةحفــصلا ىلع ةدً اع لدعملا اذه ضرع اهيف متي ةرتف يأ ،ددحم لجأل يعجرم لدعم يأب قلعتي اميف ،ينعت ةنلعملا ةرتفلا .ةيموي ةرتف ،يموي يعجرم لدعم يأب قلعتي اميفو تامولعملا ةمدخل ةلصلا تاذ ةشاشلا وأ  باسحلا تافوشك قيقدت 22  ًارهاظ ًاليلد تاباسحلا ىلع متت يتلا تالماعملا نوكت ،ليهستلا قئاثوب قلعتي اميف وأ نع ةئشان ميكحت وأ يضاقت تاءارجإ ةيأ لالخ 1-22 .اهب قلعتت يتلا لئاسملا ىلع ًانيبو  ىلع ًاعطاق ًاليلد ،حـــضاو أطخ بايغ يف ،ليهـــستلا قئاثو بجومب غلبم وأ ةبـــسن نع كنبلا لبق نم راعـــشأ وأ ةداهـــش يأ ربتعت 2-22 .اهب قلعتت يتلا لئاسملا  يلعفلا ددعلا ساـسأ ىلع بـسحتو ،موي ىلإ موي نم تاليهـستلا قئاثو بجومب ةقحتـسم موـسر وأ ةلومع وأ دئاوع يأ قحتـست 3-22 .اً موي 360 ةنسلا نأ ساسأ ىلعو ةيضقنملا مايألل  ةيرهوجلا حلاصملا 23 :ىلع قفاويو ليمعلا رقي 1-23  Page 20 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  )أ(  ،HSBCةعومجم ءاضعأ نم وضع وهو ملاعلا نم ةفلتخم ءاحنأ يف ةدجاوتم ةيفرصم تاسسؤمو كونب لالخ نم لمعي كنبلا نأ ةطــــشنألا نم اهريغو ةيلاملا قاروألاو ةيفرــــصملاو ةـيلاـملا تامدـخلا ةـطــــشنأ نم ديدـعلا ءارجإب اـهنم ةـفلتخم فارطأ موقتو ؛HSBC ةعومجم جراخ نم ءالمعلل وأ ليصأ ةفصب ءاوس ،ةفلتخملا

 ةعومجمو كنبلا لخاد ىرخألا تاعومجملا وأ ماسقألا نم يأ وأ HSBC ةعومجم يف نيرخآلا ءاضعألا وأ فارطألل نوكي دق هنأ )ب( ؛ليمعلا هاجت كنبلا ىلع ةبجاولا تايلوؤسملا عم ضراعتت دق يتلاو ءالمعلا حلاصم عم ضراعتت تايلوؤسم وأ ةحلصمHSBC  ماـسقأ يأ وأ HSBC ةعومجم ءاـضعأ نم رخآ وـضع يأ نم بلطتي ال ليمعلل تامدخ وأ تاليهـست ميدقت ىلع كنبلا ةقفاوم نإ )ج( وأ مـسقلا وأ كنبلا وأ ءالمعلا ديوزت الو لاكـشألا نم لكـش يأب اهتطـشنأ دييقت HSBC ةعومجم وأ/و كنبلا لخاد ىرخأ قرف وأ   ـشني ال هنإف ،تالاحلا عيمج يفو ،ةطـشنألا كلت نم يتأتملا وأ تامولعم نم عون يأب ليمعلل ةروـشملا مدقي يذلا قيرفلا ؛أشنت دق يتلا وأ ةدوجوملا حلاصملا يف براضت يأ نع ءالمعلا ىلإ ةروشملا ميدقتل مازتلا يأ  ةيأ نع ليمعلا حلاــصل مادختــسالا وأ ،ءالمعلا ىلإ فــشكلاب مزلم ريغ ربتعي كنبلا نإف ،ءالمعلا ةمدخب ةــصاخلا لامعألا يف )د( ليمعب ة ــصاخ ةيرـــس تامولعم ربتعت وأ ىلإ يمتنت )أ( يتلاو كنبلا نع ةباينلاب لمعي درف يأ وأ كنبلا ىدل ةفورعم تامولعم  تامولعم ربتعت وأ ىلإ يمتنت )ج( وأ HSBC ةعومجم ءاــضعأ نم يأب ةــصاخ ةيرــس تامولعم ربتعت وأ ىلإ يمتنت )ب( وأ رخآ ؛كنبلا لامعأ نم رخآ ءزجب قلعتتو كنبلل ةيرس  ةرادإ لكيه يف نيكراـشم وأ /و كنبلا ةرادإ سلجم يف ءاـضعأ مه HSBC ةعومجم يفظومو يريدم ضعب نأ نم مغرلا ىلع )ه(  نم ةدمتــسم ةيرــس تامولعم يأ كنبلل نوــشفي الأو ةيرــسلا ىلع ظافحلاب نيمزلم نونوكي مهنإف ،ةطيحلا طباوــض وأ كنبلا و ؛HSBC ةعومجم يف ىرخألا مهتطشنأ  تاـمدـخب ةـناـعتــــسالا ىرخأ ةـقيرطب وأ عم لـماـعتلا يف هـقحب كـنبلا ظفتحي ،كـلذ فالخ ىلع ةـلــــصلا تاذ نيناوقلا صنت مل اـم )و( ةعفنم يأب ظافتحالا يف قحلا ،ةيلوؤـسم ىندأ نود ،(HSBC ةعومجم يف نيرخآلا ءاـضعألاو( كنبلل ىقبيو ،HSBC ةعومجم .عون يأ نم تامدخ ميدقت وأ يف طارخنالا نع ةجتان  Page 21 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL  رارـضإ وأ رطخ اهيلع بترتي فورظ يأ يف تاوطخ يأب مايقلا وأ فرـصتلاب كنبلا ىلع ًامازتلا لكـشي ام ليهـستلا قئاثو يف دجوي ال .ليمعلا حلاصمب  2-23  ةيداصتقإلا مئارجلا رطاخم ةرادإ طاشن  24  تامازتلإل ةً يبلت قلطملاو ديحولا مهريدقت بسح ًابسانم هنوري ءارجإ يأ ذاختا HSBC ةعومجم ءاضعأ نم وضع يأ وأ كنبلا نم بلطتي .)ةيلاملا مئارجلا رطاخم ةرادإ طاشن( ةيلاملا مئارجلا نم ةياقولاو يرحتلاو ثحبلاب ةقلعتملا لاثتمإلا  1-24  تاءارجإ ،تامولعملا لقن ،تاميلعت يأ يف قيقحتلاو ضارتعا ،قيقدت )أ( :ىلع رـصتقت ال نكلو ،تاءارجإلا هذه لثم لمـشت نأ نكميو )ب( ؛لاومألا ملتـسم وأ ردـصم يف قيقحتلا .ب ؛هنع ةباينلابو ليمعلا نم وأ ليمعلل ةلـسرم تاعوفدم يأ وأ ،تامدخ بلط ،بحـسلا تاراــسفتــسإلا نم ديزملاب مايقلا )ج( وأ/و ؛HSBC ةعومجم ةزوح يف ةلــص تاذ ىرخألا تامولعملا عم ءالمعلا تامولعم نيب عمجلا .هتناكمو ليمعلا ةيوه ديكأتو تابوقعل عضخت تناك ءاوس ،ةسسؤملا وأ صخشلا اذه ةلاح نع  2-24  رخآ فرط يأ وأ ليمعلا هاجت نيلوؤـسم ريغ نونوكي فوـس HSBC ةعومجم ءاـضعأ نم وـضع يأ وأ كنبلا ،نوناقلا هب حمـسي دحلا ىلإ رطاخم ةرادإ طا ـــشنل ةجيتن كلذ ريغ وأ تاعوفدملا ليوحتب مايقلا ضفر وأ عنم وأ ريخأتلا ببــــسب اهدبكتي ةرا ـــسخ يأب قلعتي اميف .ةيلاملا مئارجلا  3-24  :يتآلاب كنبلل ليمعلا حرصي  4-24  )أ(  نم يأ ةحـص نم دكأتلل ةلودلا يف ةينامتئالا عجارملا بتاكم وا ةيلام هـسـسؤم وا رخا كنب يأ ىدل راـسفتــسالاو قيقحتلا عجارملا بـتاـكم ىدـل لـيمعلا ةـجيتن ىلع رثؤت دـق تاـقيقحتلا كـلت جئاـتن ناـب لـيمعلا رفي اـمك ،لـيمعلا لـبق نم ةـمدـقملا تاـناـيبلا ؛بتاكملا كلت ىدل ةقبطملا ماكحالاو طورشلل اقفو ةينامتئالا  ىف ليمعلل مييقت ءارجا دنع ةينامتئالا عجارملا بتاكم وا ةيلام هـسـسؤم وا رخا كنب يأ لبق نم تامولعم يأ ىلع لوـصحلا )ب( ؛تقو يأ  .ليمعلا صوصخب ةينامتئالا عجارملا بتاكم نم يأل تامولعم يأ ءاشفا )ج(  ةيرسلا 25  ليمعلل نييلاملا وأ /و نيينوناقلا نيراــشتــسملاو كنبلا ءانثتــساب( صخــش يأل اهاوتحم وأ ليهــستلا قئاثو ءاــشفإ ليمعلل زوجي ال ىلع .نوناقلا مكحب كلذل ليمعلا رارطـضا وأ ،كنبلا نم ةقبــسم ةيطخ ةقفاوم ىلع لوــصحلا لاح يف الإ )حرتقملا ليومتلا ضارغأل نأ ةطيرش ةقبسملا ةيطخلا كنبلا ةقفاوم ذخأ ليمعلا ىلع بجوتي ال هناف نوناقلا بجومب حاـصفالا ليمعلا ىلع بجوت لاح يف هنأ

 و حاـصفإلا ىلع ضرتعي نأب كنبلل ةـصرفلا ىنـستتل حاـصفإ يأ لبق كنبلا غلبي )1( نأ ًانوناق اهب حومـسملا دودحلا نمـض ليمعلا موقي .بولطملا حاصفإلا دودحو تيقوتلاو ةحرتقم جذامن نم ضرقملا كنبلا تابلطتم رابتعإلا نيعب ذخؤي نأو )2(  يئاضقلا صاصتخالاو قبطملا نوناقلا 26  تارامالا ةلودل ةيداحتإلا نيناوقلاو يبد ةرامإ نيناوقل ًاقفو اهري ــسفت متيو ليه ــستلا ضرع باطخو ماكحألاو طور ــشلا هذه ع ــضخت 1-26 .يبد ةرامإ يف اهب لومعم وه امك ةدحتملا ةيبرعلا  قفاوي عازن يأ يف لـصفلل يرـصحلا يئاـضقلا صاـصتخالا )يملاعلا يلاملا يبد زكرم مكاحم ادع ام( يبد ةرامإ مكاحمل نوكي 2-26 .كلذ فالخب جاجتحالا هل زوجي الو عازن يأ يف لصفلل ةمئالم رثكألاو بسنألا مكاحملا يه يبد ةرامإ مكاحم نأب ليمعلا  يأ ماـمأ عازن يأـب لــــصتي اـميف تاءارجإ ذاـختا كـنبلل قحي هـنأـب دـكؤيو لـيمعلا قفاوي ،طقف ةـيرــــصحلا كـنبلا ةـعفنملو ،مدـقت اـمم مغرلاـب 3-26 رثكأ يف ةنمازتم تاءارجإ ذاختا يف قحلا كنبلل نأ امك ،نوناقلا هب حمسي يذلا دحلا ىلإو ةيئاضقلا تاصاصتخالا نمض ىرخأ مكاحم .دحاو نٍ آ يفو ةلود نم  هذـه ةـمجرت مت لاـح يفو( ةـيبرعلا ةـغللاو ةـيزيلجنإلا ةـغللا نم لـكب ماـكحألاو طورــــشلا هذـه صوــــصن نيب ضراـعت يأ دوجو لاـح يف 4-26 .قبطتتو دوست يتلا يه ةيبرعلا ةغللاب كنبلا نع ةرداصلا ةخسنلا نإف )بابسألا نم ببس يأل ىرخأ ةغل يأ يف ماكحألاو طورشلا  Page 22 of 22  HSBC Bank Middle East Limited  HSBC Tower, Downtown Dubai, PO Box 66, Dubai, UAE  Tel: +971 442 35168  Website: www.hsbc.ae  دودحملا طسوألا قرشلا يس يب سإ شتإ كنب  يبد ةنيدم طسو ،يس يب سإ شتإ جرب ةدحتملا ةيبرعلا تارامإلا ،يبد ،66 .ب.ص +971 442 35168 :فتاه  www.hsbc.ae :ينورتكلإلا عقوملا  ىلإو يزكرملا ةدحتملا ةيبرعلا تارامإلا فرصم ةباقرل عضاخ .يملاعلا يلاملا يبد زكرم يف سسأت  ةيلاملا تامدخلل يبد ةطلس لبق نم يسيئرلا ميظنتلا  Incorporated in the Dubai International Finance Centre Regulated by the Central Bank of the  U.A.E and lead regulated by the Dubai Financial Services Authority.  INTERNAL